EXHIBIT 99.3

Valuation Reconciliation Report

Commercial Loans:

Investor Loan Number	Upb	Rate	Months of Seasoning	Fund Date	FICO	FICO Dt Orig	Loan Purpose	DCR UW VCC	Occ Status	Prop St	Prop Zip	Prop Type
1601170300	$1,881,435	7.49%	6	6/3/2015	721	3/5/2015	Rate-Term Refi	1.36	Owner User	UT	84XXX	Warehouse
1601170378	$1,369,071	7.74%	6	6/29/2015	683	6/17/2015	Cash-Out Refi	1.21	Owner User	CA	90XXX	Office
1601170112	$1,171,899	6.49%	7	5/29/2015	698	4/13/2015	Cash-Out Refi	1.33	Investor	CA	90XXX	Multifamily
1601170101	$541,408	8.24%	10	2/10/2015	756	12/29/2014	Cash-Out Refi	1.41	Investor	CA	90XXX	Retail
1601170169	$418,735	10.25%	7	5/20/2015	702	4/21/2015	Purchase	1.26	Investor	TX	79XXX	Mixed Use
1601170154	$367,341	8.99%	8	5/5/2015	721	3/18/2015	Purchase	0.66	Owner User	CA	92XXX	Comm. Condo
1601170391	$349,526	8.99%	7	5/7/2015	746	4/22/2015	Purchase	1.5	Investor	FL	33XXX	Auto Service
1601170091	$544,593	7.99%	14	10/27/2014	742	9/19/2014	Rate-Term Refi	1.23	Investor	CA	90XXX	Multifamily
1601170410	$348,886	9.99%	7	5/18/2015	660	5/6/2015	Cash-Out Refi	1.44	Investor	LA	70XXX	Retail
1601170320	$374,034	8.25%	4	8/5/2015	678	6/19/2015	Cash-Out Refi	1.57	Investor	NY	11XXX	Mixed Use
1601170108	$414,194	8.49%	7	5/21/2015	640	2/20/2015	Rate-Term Refi	1.69	Investor	GA	30XXX	Office
1601171102	$3,791,084	4.56%	14	9/25/2014	679	8/26/2014	Cash-Out Refi	1.56	Investor	CA	93XXX	Retail
1601171103	$1,762,515	4.44%	14	9/29/2014	783	8/18/2014	Purchase	1.37	Investor	TX	78XXX	Multifamily
1601170084	$664,291	9.49%	16	8/25/2014	810	8/1/2014	Cash-Out Refi	1.08	Investor	CA	91XXX	Office
1601170380	$563,219	7.99%	24	12/30/2013	783	11/13/2014	Purchase	1.62	Investor	CT	06XXX	Mixed Use
1601170620	$997,283	7.99%	4	8/20/2015	697	8/11/2015	Cash-Out Refi	1.68	Investor	CO	80XXX	Self Storage
1601171113	$113,148	11.99%	92	4/21/2008	629	3/18/2008	Purchase		Investor	PA	19XXX	Auto Service

Investor Loan Number	Units	Year Built	GBA	Appraised Value Orig	LTV Orig	Appraisal Eff Dt Orig	Seasoned Valuation	Current LTV	NOI VCC Yr	IO Flag	IO Term	Originator
1601170300	1	1978	42,405	$3,000,000	63	3/17/2015	SBC 12-17months	62.71	$215,220.20	N	0	VCC
1601170378	30	1931	18,456	$2,100,000	65.48	3/19/2015	SBC 12-17months	65.19	$143,268.94	N	0	VCC
1601170112	16	1958	11,598	$1,685,000	70	3/13/2015	SBC 12-17months	69.55	$118,795.00	N	0	VCC
1601170101	7	1924	5,516	$925,000	58.92	1/15/2015	SBC 12-17months	58.53	$69,234.48	N	0	VCC
1601170169	32	1990	18,991	$600,000	70	2/26/2015	SBC 12-17months	69.79	$57,074.00	N	0	VCC
1601170154	1	1979	4,420	$619,000	60	3/24/2015	SBC 12-17months	59.73	$23,337.00	N	0	VCC
1601170391	1	1964	5,913	$540,000	65	2/9/2015	SBC 12-17months	64.73	$50,932.80	N	0	VCC
1601170091	8	1957	4,664	$815,000	67.48	10/2/2014	SBC 12-17months	66.82	$59,653.00	N	0	VCC
1601170410	7	1965	9,369	$1,015,000	34.48	3/31/2015	SBC 12-17months	34.37	$52,877.40	N	0	VCC
1601170320	5	1931	4,230	$750,000	50	1/30/2015	SBC 12-17months	49.87	$52,980.50	N	0	VCC
1601170108	21	1912	40,362	$1,100,000	37.82	3/5/2015	SBC 12-17months	37.65	$64,943.30	N	0	VCC
1601171102	12	1973	96,869	$5,800,000	67.24137931	9/11/2014	SBC >= 18months	65.36	$412,085.00	N	0	XXX
1601171103	15	1963	12,724	$2,600,000	69.23076923	9/15/2014	SBC >= 18months	67.79	$150,021.00	N	0	XXX
1601170084	1	1981	7,000	$1,030,000	65.04	8/15/2014	SBC >= 18months	64.49	$73,067.80	N	0	VCC
1601170380	12	1911	12,048	$820,000	70	11/8/2013	SBC >= 18months	68.69	$81,615.81	N	0	VCC
1601170620	202	1997	33,500	$1,710,000	58.48	7/14/2014	SBC >= 18months	58.32	$147,958.55	N	0	VCC
1601171113	1	1925	4831	245,000.00	70.00	3/3/2008		58.02	0.00	N	0	VCC

Investor Loan Number	Occ Pct Orig	Entity Flag	Seasoned Flag	Prepay Flag	Enviro Ins Flag	Self Employment Flag	Number of Borrowers	Affiliated Loan Flag	Compensating Factors	Property Sub-Type	Appraisal Date	Appraisal Amount
1601170300	100	Y	N	Y	Y	Y	1	N	0	0	3/17/2015	$3,000,000
1601170378	92	Y	N	Y	Y	N	1	N	LTV; Seasoned investor	0	3/19/2015	$2,100,000
1601170112	100	Y	N	Y	Y	N	1	Y	Seasoned investor	0	3/13/2015	$1,685,000
1601170101	100	N	N	Y	Y	N	1	N	0	0	1/15/2015	$925,000
1601170169	87.5	N	N	Y	Y	N	1	N	0	0	2/26/2015	$600,000
1601170154	0	N	N	Y	Y	Y	2	N	Owner Occ, High Credit/24 mos. reserves	0	3/24/2015	$619,000
1601170391	100	Y	N	Y	Y	Y	1	N	0	0	2/9/2015	$540,000
1601170091	87	N	Y	Y	Y	Y	1	N	0	0	10/2/2014	$815,000
1601170410	100	Y	N	Y	Y	Y	1	N	0	0	3/31/2015	$1,015,000
1601170320	100	N	N	Y	Y	Y	1	Y	LTV; seasoned investor; Analyst review	0	1/30/2015	$750,000
1601170108	90	Y	N	Y	Y	N	1	N	LTV	0	3/5/2015	$1,100,000
1601171102	100	Y	Y	Y	Y	Y	1	N	0	0	9/11/2014	$5,800,000
1601171103	94	Y	Y	Y	Y	Y	1	N	0	0	9/15/2014	$2,600,000
1601170084	100	N	Y	Y	Y	Y	1	N	0	0	8/15/2014	1,030,000
1601170380	100	Y	Y	Y	Y	Y	1	N	0	0	11/8/2013	$820,000
1601170620	90	Y	N	Y	Y	Y	1	Y			7/14/2015	$1,710,000
1601171113											3/3/2008	$245,000.00

Investor Loan Number	Appraisal Type	Situs Valuation Comments	Situs Concluded Value	Appraisal - Situs Concluded Value Differential		LTV Current UPB & Concluded Value	% Change in Value
1601170300	As Is

The MAI appraisal at origination dated 3/17/2015 concluded an “As-Is” value of $3,000,000 which consisted of an income approach of $2,850,000 ($67.21/sf) and a sales approach of $3,000,000 ($70.75/sf). Income Approach was based on $7.50/sf market rent, market vacancy of 10%, expenses ($0.44/sf) and reserves ($0.15/sf) which developed NOI of $292,213 capped at reasonable 8.5%. The rental comps selected provided rents ranging from $4.57/sf to $11.00/sf adjusted to average $7.02/sf while the two closest comps had rents of $4.57/sf and $5.23/sf which appraiser adjusted upward to arrive at $7.50/sf concluded rent. The comps appeared to be well supported per the data. Sales Approach value of $3,000,000 ($70.75/sf) was based on 5 sales comps ranging from $54.10/sf to $74.97/sf concluding to adjusted $68.41/sf based on 46,054 sf within Subject. Collateral is a 100% owner-occupied, two-story, retail/warehouse building containing 42,405 SF (per Real Quest) under metal roof, built in 1978 and 1993 on a 1.40 acre site with 70 parking spaces (1.65:1,000) located in XXX, UT. Per appraisal, the interior is divided into 20,835 sf of main floor retail area; 5,014 sf of office area; 7,694 sf of retail mezzanine area and 12,511 sf of warehouse storage area. Subject appeared to be in average to good condition per appraisal. VCC review of 5/18/2015 determined an analyst value of $2,700,000 ($63.67/sf based on 42,405 sf) versus the appraised value of $3,000,000 based on 46,054 sf. VCC analysis concluded below the appraisal due to 3,649 lesser square footage for the Subject contained in Real Quest versus appraisal; lower sales comp values cited in appraisal and above market rents utilized by appraisal. VCC value appears reasonable based on Sales Approach at $2,700,000 concluded using $63/sf value for 42,405 sf. VCC weaknesses were 100% owner-occupied; Property listed for sale with Real Quest for $XXX as of 3/28/2015 and 100% of Property is listed for lease. VCC based income approach using lesser rental rate of $6.00 sf versus $7.50 sf by appraiser, who used three typical retail strip center rent comps that were not indicative of the Subject’s rent achievement capability. VCC agreed with 8.5% cap rate.

Updated BPO: Not Applicable.

Integra 2016 Viewpoint Commercial Trends Report states cap rates for the West Region Neighborhood Retail at 6.48% while Central Region was 7.86%. In comparison, Flex Industrial properties for the West Region were 6.81% and Central Region 8.12%. There was no XXX, Utah specific data available other than the appraisal which used 5 area sales from 2014 at a 7.78% average cap but relied upon the Band of Investment method to conclude at 8.5% cap.

Situs Value Reconciliation: Situs concurs with VCC value estimate of $2,700,000 and that an 8.5% cap rate is reasonable given the data available, Property type/usage, age and location.

			$2,700,000	-$	300,000	69.68%	-10.0%
1601170378	As-Is	The MAI appraisal at origination dated 3/19/2015 concluded an As-Is” value of $2,100,000, which consisted of an income approach of $2,000,000 ($108.37/sf) and sales approach of $2,200,000 ($119.20/sf). Income Approach was based on a $16.80/sf blended average market rent, an 8.0% vacancy (similar to Subject), with market expenses of $5.65/sf and reserves of $0.15/sf, which developed NOI of $156,635 capped at reasonable 7.83% to arrive at $2,000,000 value. The rental comps selected were 6 restaurant and 5 office properties. The restaurants had a range of $19.44/sf to $32.40/sf with a concluded $26.40/sf. The office comps had a range of $13.80/sf to $23.04/sf with a concluded $15.60/sf for 1st floor space and $14.40/sf for the 2nd floor. The comps appeared to be well supported per the data. Sales Approach value of $2,200,000 was based on 7 area sales comps ranging from $114.57/sf to $121.74/sf concluding to adjusted $119.20/sf. The Property was 92% leased. There were 8 office space leases provided for review, however restaurant lease was not provided.
Collateral is a two-story, mixed-use, office and restaurant type building containing 18,456 sf. The office portion has 13,207 sf (5,047 sf on first floor and 8,160 sf on second floor) while the restaurant contains 2,725 sf totaling 15,932 nrsf. Subject was built in 1940 and rehabbed in 1991 and is situated on a 0.36 acre site with 18 parking spaces (1:1,1,000sf) located XXX, CA approx. 13.5 miles southwest of XXX. Occupancy was 92% at time of appraisal with owner occupying ground level office space with 2nd floor office space rented as executive suites. The restaurant is leased to XXX and was fully operational at time of appraisal. Subject appeared to be in average to good condition per appraisal.
VCC Analyst Review of 6/2/2015 determined a value of $2,100,000 ($113.78/sf) similar to the appraised value determining a $1,790,000 income approach and $2,200,000 sales approach. VCC strengths were good primary roadway exposure, adequately maintained and mostly occupied. Weaknesses were restaurant tenant on MTM lease and is up for sale along with leases being on a gross basis. VCC agreed with appraiser’s 7.83% cap rate but rounded to 8.0% for analysis.
Updated BPO: Not Applicable.
Cap rates per Integra 2016 Viewpoint Commercial Trends Report states the West Region for Suburban Class B Office at 6.96%. In comparison, RCA US Office report for year end 2015 reflected XXX had an average cap rate of 5.4%.
		Situs Value Reconciliation: Situs concurs with VCC value estimate of $2,100,000 and that a 7.83% cap rate is reasonable given the type of Property usage, age and location.	$2,100,000		$0	65.19%	0.0%
1601170112	Leased Fee	The State Certified appraisal at origination dated 3/13/2015 concluded a “Leased Fee” market value of $1,685,000, which consisted of an income approach of $1,685,000 ($105,313/unit) and sales approach value of $1,685,000 ($105,313/unit). Income Approach was based on a $1,032/unit per month average in-place rent, a 5.0% market vacancy, expenses of 36.88%, reserves at $275/unit which resulted in NOI of $118,792 capped at reasonable 7.05% to arrive at a value of $1,685,000 ($105,313/unit). There were 11 rental comps selected by the appraiser within the Subject’s neighborhood. Selected comps had a monthly rental range of $650/unit to $695/unit for studio units; $824/unit to $950/unit for 1 bedroom units and $991/unit to $1,243/unit for 2 bedroom units, which were used to conclude to an average rent of $1,032/unit per month, which is similar to actual rents collected at time of appraisal. Subject is under XXX rent control which currently limits rental increases to a maximum of 3% annually. Sales Approach value of $1,685,000 was based on 6 area sales comps ranging from $93,795/unit to $121,264/unit, concluding to adjusted $106,145/unit. Comps appeared to be well supported by the data.
Collateral is improved with a 16 unit apartment project consisting of one, 2-story “U” shaped building. The Subject was constructed in 1958 with a wood frame, stucco, and composition roofing. The GBA is 11,677 sq. ft. The unit mix is (1) studio + den / 1 bath unit, (5) 1 bed / 1 bath units, (9) 2 bed / 1 bath units, and (1) 3 bed / 2 bath unit. The Property includes 15 on-site parking spaces (0.94 per unit). An onsite laundry room is provided with 2 washer/dryers. Improvements are situated on a 0.3475 acre site located at XXX, CA, approx. 7.0 miles southwest of XXX. Occupancy was 100% at time of appraisal. Subject was in overall average condition, per appraisal, with minor deferred maintenance issues noted.
VCC Analyst Review of 5/1/2015 determined a value of $1,685,000 ($105,313/unit), similar to the appraised value and determining approaches. VCC strengths were 100% occupied Property with good unit mix. Weaknesses were rent control and water stains in parking car port ceilings. VCC agreed with appraiser’s 7.05% cap rate for analysis.
Updated BPO: Not Applicable.
Cap rates per the Integra 2016 Viewpoint Commercial Trends Report states the West Region for Multifamily Suburban Class B at 5.45%.
		Situs Value Reconciliation: Situs concurs with VCC value estimate of $1,685,000 and that 7.05% cap rate is reasonable given the type of Property, age, condition and location.	$1,685,000		$0	69.55%	0.0%
1601170101	Leased Fee	Certified General Appraisal at origination dated 1/15/2015 had a market approach of $925,000 ($167.69/SF) based on 6 sales comps. Income approach of $910,000 was based on a cap rate of 7.5% that is considered reasonable. Rent used in appraisal of $19.80/sf modified gross appears to be market for the area based on 5 comparables and is well supported. The leased fee value was $925,000 which took into account $5,000 in deferred maintenance for cracks in the parking area.
Collateral is a 7 unit, 5,516 SF, retail building built in 1925 (unknown when and if renovated but 30 years of remaining economic life left) with 15 parking spaces (2.72:1,000) on a 0.244 acre site. Subject was 100% occupied at appraisal date and located in XXX approximately .35 miles from the CBD.
Appraisal forecasted NOI of $69,234 including reserves of 2% of EGI. NOI provided by the Borrower as of YTD 11/2014 was $96,275 but did not take into account a vacancy factor, miscellaneous expenses, management fee or reserves. Rent Roll in appraisal states one (1) tenant is m-t-m, one (1) lease expiration in 2015 and five (5) lease expirations in 2017. Tenant turnover and lease up was not a concern to the appraiser. Borrower provided rent roll dated 12/16/2014 also states 100% occupied with monthly income of $10,450 modified gross.
VCC Review comments concluded same $925,000 value estimate. Property Inspection Report dated 1/8/2015 stated roof in average condition in stable neighborhood and overall in good condition but an area with high vandalism.
Updated BPO: Not Applicable.
IRR Viewpoint 2015 Report had XXX Neighborhood Retail Cap Rate of 7%. IRR Viewpoint 2016 Report states XXX Retail market is in recovery phase on its way to expansion. Current Cap Rates of 6.48% for Neighborhood Retail in the West but no specific rate for XXX.
		Situs Value Reconciliation: Situs concurs with VCC value estimate of $925,000 based on Appraiser’s cap rate of 7.5% and Appraiser’s proforma NOI, and current Phase/Strength of the market.	$925,000		$0	58.53%	0.0%
1601170169	As Is	MAI Appraisal at origination dated 2/26/2015 had a market approach of $595,000 ($31.50/SF) based on 3 sales comps. Income approach of $600,000 was based on a cap rate of 9.5% reconciled on Retail, Warehouse and Apartment rates. Appraisal used 2 warehouses, 1 retail, 1 car lot, 1 auto sales/repairs and 3 apartment comparables, which appears to be reasonable for the market area. The market value was $600,000 with the Property in average condition.
Collateral consists of a mixed use retail building, warehouse, used car lot and apartments totaling 33 units, 18,842 SF, and 4 buildings built in phases between 1990 and 2002 on 4.599 acre site in XXX that was 88% occupied at appraisal date. Subject Building One is a 3 tenant retail building containing 3,592 SF. Subject Building Two is a single-tenant warehouse containing 4,000 SF. Subject Building Three is a single-tenant used car lot containing 450 SF. Subject Building Four consists of 27 apartment units with a gross living area of 10,000 SF. There is also an 800 SF storage facility. Excess land was valued at $220,000. Subject is 12 to 15 miles NE of downtown XXX.
Appraisal forecasted NOI of $57,073 including reserves of $3,638 or $.19/sf. Undated NOI provided by the Borrower was $5,483/month annualized to $65,796. Borrower provided rent roll dated 1/16/2015 states 88% occupied with gross income of $11,880/month annualized to $142,560 which is almost identical to Appraisal’s gross income figure of $142,460.
VCC Review comments concluded same $600,000 value estimate. Property Inspection Report dated 2/24/2015 stated roof in average condition in stable neighborhood and overall in fair condition with debris present on Property.
Updated BPO: Not Applicable.
XXX is a secondary market and no available cap rate data was available. A 2015 Colliers Report found on the internet provided a 2015 apartment market report with vacancy remaining at 7.5% in XXX showing support for some stability.
3/2/2016 Google search of Subject address indicated several of the commercial tenants still in place.
		Situs Value Reconciliation: Situs concurs with VCC value estimate of $600,000 based on Appraisal’s cap rate of 9.5% and original Appraisal’s forecasted NOI along with Property condition and appearance. The cap rate takes into account the various Property types, tenant mix and Property condition.	$600,000		$0	69.79%	0.0%
1601170154	As Is	State Certified Appraisal at origination dated 3/24/2015 had a sales market approach of $619,000 ($140.05/SF) based on 5 sales comparables. Income Approach of $584,000 was based on a cap rate of 4.0% that is considered to be on the aggressive side. A rental rate of $8.76/sf appear to be market for the area based on 5 rent comparables used in appraisal with 4 within Subject’s Business Park. The As Is value was $619,000 with no deferred maintenance noted.
Collateral is a single unit, 4,420 SF, industrial condominium unit, built in 1979. There is approximately 1,600 SF of office space and 2 restrooms. The warehouse has 14’ clear height and one ground level door. The Subject has 4 parking spaces plus common area shared parking. It is legally conforming on use and parking. The Subject Property is located within the XXX, a 42-unit industrial condo development in XXX. Subject was 100% occupied at appraisal date with tenant appearing to be vacating.
Appraisal forecasted NOI of $23,337 including reserves of $.15/sf. No rent roll provided but the Borrower appears to be taking occupancy of Subject space. Company EBITDA for XXX for 2014 was $97,369 and YTD 3/2015 was $63,942.
VCC Review comments concluded same $615,000 value estimate based on contract price. Property Inspection Report dated 3/24/2015 stated in stable neighborhood and overall in good condition. Confirmed tenant occupancy at time of inspection.
Updated BPO: Not Applicable.
IRR Viewpoint 2015 Report had XXX Flex Industrial Cap Rate of 4.55%. IRR Viewpoint 2016 Report states the XXX County Industrial is in Expansion Phase. Cap Rates of 6.81% for Flex Industrial in the West. The current economy is in a slow growth period.
		Situs Value Reconciliation: Applying a current cap rate of 4.5% (versus original appraisal cap rate of 4%) to the original appraisal’s forecasted NOI of $23,337 would result in an estimated income approach value of $519,000; however Situs concludes an estimated reconciled value of $600,000 based on the sales price and continued strength of the market.	$600,000	-$	19,000	61.22%	-3.1%
1601170391	As Is	The MAI appraisal at origination dated 2/9/2015 concluded an “As Is” Value of $540,000, which consisted of an income approach of $550,000 ($67.12/sf) and a sales approach of $530,000 ($64.68/sf). Subject had a purchase contract price of $550,000. Income Approach was based on a market rent estimates by appraiser for 4 components of the Subject Property consisting of; 1) the leased bays (4,074 SF); small office (265 SF); Bays 4-6 (3,851 SF) and Storage Yard (7,850 SF) to arrive at $5.38/SF average overall rent and $8.86/SF for the 8,194 SF of building components, a 10.0% market vacancy, market expenses with reserves of $0.24/sf, which developed NOI of $50,933 capped at reasonable 9.25% to arrive at $550,000 value. There were 7 rental comps selected by appraisal within the Subject’s market. Selected comps had a rental range of $0.84/SF (parking spaces) to $16.00/SF(office). Comps appeared to be well supported by the data. Appraiser estimated a market rent for the remainder of the Subject warehouse space at $8.25 per square foot. The storage yard area is estimated to have a market rental of $1.75 per square foot. All rents for the Subject are based on gross leases. Sales Approach value of $530,000 was based on 6 area sales comps ranging from unadjusted $49.66/SF to $86.03/SF. The adjusted range was $73.39/SF to $103.24/SF to arrive at concluded $90.00/SF for the enclosed building area of 5,913 SF.
Collateral is a 6 bay multi-tenant Industrial building having total gross building area of 8,194 SF comprised of 5,913 SF of enclosed building area and 2,281 SF of roofed carport and workshop building area. The Property owner occupies two of the bays with 3 additional building tenants. The Property owner has also leased parking space in the open fenced yard to three additional tenants. The Subject Property was built in 1963/64 and is located on a 0.65 acre site at XXX, FL. Occupancy was 100% at time of appraisal. Subject was in overall average condition per appraisal with typical deferred maintenance issues noted. Google search of Subject address did not provide any evidence of deferred maintenance.
VCC Analyst Review of 2/18/2015 determined a value of $540,000 ($65.90/SF) similar to the appraised value and $10,000 below the contract price. VCC agreed with appraiser’s 9.25% cap rate for analysis.
Updated BPO: Not Applicable.
Cap rates per the Integra 2016 Viewpoint Commercial Trends Report states the South Region for Flex Industrial at 7.86%.
		Situs Value Reconciliation: Situs concurs with VCC and appraisal value estimate of $540,000 and that 9.25% cap rate as reasonable given the type Property, age, condition and location.	$540,000		$0	64.73%	0.0%
1601170091	As-Is	The State Certified appraisal at origination dated 10/2/2014 concluded an “As Is” value of $815,000, which consisted of an income approach valued at $815,000 ($101,875/unit) and sales approach of $815,000 ($101,875/unit). Income Approach was based on a $1,000/unit per month average market rent, a 5.0% market vacancy, expenses of 34.2% including reserves at $250/unit which resulted in an NOI of $60,007 capped at a reasonable 7.35% to arrive at a $815,000 value. There were 5 rental comps selected by appraisal within the Subject’s neighborhood. Selected comps had a monthly rental range of $900/unit per month to $1,200/unit per month for 2 bedroom units with a concluded $1,000/unit per month rent average. Subject is under XXX rent control which currently limits rental increases to a maximum of 3% annually. Sales Approach value of $815,000 was based on 6 area sales comps ranging from $85,833/unit to $103,133/unit concluding to adjusted average of $98,460/unit and assigned a $101,875/unit final value. Comps appeared to be well supported by the data.
Collateral consists of an 8 unit apartment building containing 4,664 sf gross building area in a single two-story rectangular shaped building constructed in 1957 out of wood frame and stucco and composition roofing. The unit mix is eight (8) 1 bed/1bath units averaging 583 sf each. The Property includes only 3 on-site parking spaces with adequate on-street parking available. Improvements are situated on a 0.1525 acre site located at XXX, CA approx. 9.5 miles south of XXX. Occupancy was 87.5% at time of appraisal with one vacant unit. Subject was in overall average condition per appraisal with typical deferred maintenance issues noted.
VCC Analyst Review of 10/13/2014 determined a value of $815,000 ($101,875/unit) consistent with the appraised value determining a similar income and sales approach. VCC strengths were adequately maintained and located within similar Property types in area. Weaknesses were 1 vacant unit and limited on-site parking. VCC concluded a 7.32% cap rate, which is similar to the appraiser’s 7.35% cap rate for analysis.
Updated BPO: Not Applicable. ap rates per the Integra 2016 Viewpoint Commercial Trends Report states the West Region for Multifamily Suburban Class B at 5.45%.
		Situs Value Reconciliation: Situs concurs with VCC value estimate of $815,000 and that a 7.32% to 7.35% cap rate is reasonable given the type Property, age, condition and location.	$815,000		$0	66.82%	0.0%
1601170410	As-Is	The MAI appraisal at origination dated 3/31/2015 concluded an “As-Is” value of $1,015,000, which consisted of an income approach of $1,015,000 ($51.02/sf) and a sales approach of $980,000 ($49.26/sf). Income Approach was based on $11.48/sf average market rent, market vacancy of 18%, market expenses with reserves at $4.00/sf which developed NOI of $101,743 capped at 8.75%. Value per cap rate was $1,162,777 from which $150,000 was deducted to cure deferred maintenance deriving a $1,015,000 concluded value. The rental comps selected provided rents ranging from $4.57/sf to $11.00/sf adjusted to an average $7.02/sf, while the two closest comps reported rents of $4.57/sf and $5.23/sf, which the appraiser adjusted upwards to arrive at $7.50/sf concluded rent. Sales Approach value of $980,000 was based on 8 sales comps ranging from $45.29/sf to $229.34/sf concluding to adjusted $51.96/sf based on Subject net excess 0.2479 acres of land used for extra parking. Comps appeared to be well supported by the data. Appraisal indicated the “as stabilized” value of $1,130,000 ($60.00/sf) minus the $150,000 to cure deferred maintenance resulting in an “As Is” concluded sales approach value of $980,000 ($51.96/sf). Collateral is a multi-tenant retail center containing 3 single-story adjoining buildings in a “U” shaped configuration with 19,896/sf of GBA and 18,802 NRSF built in approx. 1965 located at XXX, LA. Subject is known as XXX. Improvements are situated on a 0.6508 acre site with an additional site of 0.2479 acre across the street from Subject used for additional parking. Total number of parking spaces or parking ratio was not provided. Appraisal indicates Subject was not well maintained. Roofs on all three buildings are original and must be replaced (estimated cost of $90,000 as per bid from local contractor), along with other immediate repairs, such as painting the front facades, parking lot repairs, etc. ($20,000) in order to stabilize/maintain the economic viability of the center, resulting in a total repair estimate of $110,000. The West side building, which contains two tenant spaces (one on each floor), requires repairs in order to meet current code requirements prior to re-leasing. In addition, this building will require cosmetic renovations for almost any potential tenant. At the time of Property appraisal inspection, the Subject Property was 47% occupied with seven (7) tenants.
VCC review of 5/11/2015 determined an analyst value of $500,000 ($53.37/sf) and was based on 9,369 sf determined by subtracting one 100% vacant bldg from the total 18,802 nrsf. VCC opted to remove the vacant 10,500 sf building from its analysis and assigned it no value. The resulting analysis values were $750,000 via sales approach and $605,000 via income approach minus $110K in repairs to arrive at a $500,000 value estimate. VCC value at that time was conservative but supportable. Today, the VCC value appears to have improved somewhat since the latest AMS inspection of 9/24/2015 indicated the Subject has new roofs and was 75% occupied. VCC agreed with 8.75% cap rate used by appraisal. Site inspection performed by AMS on 9/24/2015 indicated the building was in fair overall condition and somewhat dated in appearance. Water damaged ceiling tiles were noted in several stores that were in need of replacing since new roof installation in addition to worn striping in parking area. The Subject recently had new roofs installed and a few of the vacant units have been leased. According to the manager/owner, new tenants will be taking occupancy. The exterior is scheduled to be painted as well. Occupancy reported at 75%, however acurrent rent roll was not provided to confirm the reported occupancy. Updated BPO: Not Applicable.
Integra 2016 Viewpoint Commercial Trends Report states cap rates for the South Region Neighborhood Retail at 7.24% while Central Region was 7.86%. There was no XXX specific data available other than the dated appraisal sales from 2014 and later.
		Situs Value Reconciliation: Situs concurs with 5/11/2015 VCC value estimate of $500,000 at the time of analysis; however, it should be noted that this value may increase after confirmation that work/repairs have been completed as indicated per the inspection dated 9/24/2015 in addition to receipt of an updated rent roll confirming increased occupancy and rents. Situs concurs the 8.75% cap rate is reasonable given the data available, type Property usage, age and location; however, may warrant a slight reduction based on updated information as indicated above.	$500,000	-$	515,000	69.78%	-50.7%
1601170320	As Is	The MAI appraisal at origination dated 1/30/2015 concluded “As-Is” value of $750,000, which consisted of an income approach of $750,000 ($177.31/sf) and sales approach of $740,000 ($174.94/sf). Income Approach was based on $25.00/sf per year for three commercial tenants and $1,550/unit per month for two apartments to arrive at $88,450 gross income, a 5.0% vacancy factor was used with market expenses and reserves of $1,000 per year ($200/unit) which developed NOI of $52,979 capped at reasonable 7.00% to arrive at $760,000 value. There were 9 commercial rental comps selected in the market area that ranged from $18.43/sf to $39.00/sf with a concluded $25.00/sf. There were 6 apartment unit rental comps selected that ranged from $1,450/unit per month to $1,650/unit per month with a concluded $1,550/unit per month rent. Subject has XXX, a XXX and a Chinese Restaurant as commercial tenants. Sales Approach value of $740,000 was based on 5 area sales comps ranging from $120.41/sf to $262.61/sf concluding to adjusted $175.00/sf. Comps appeared to support the conclusions.
Collateral is a two-story, mixed-use building with a basement containing 4,230 SF. The Subject contains three commercial units of 450sf, 800sf and 800sf along with two residential apartments, a 2 bedroom unit and a 3 bedroom unit. Subject was built in 1931 and is situated on a 0.1148 acre site with street parking located at XXX, NY. Occupancy was 100% at time of appraisal. Subject appeared to be in fair to average condition per appraisal.
VCC Analyst Review of 7/22/2015 determined a value of $750,000 ($177.31/sf) similar to the appraised value. VCC strengths were 100% occupancy and adequately maintained. Weaknesses were owner occupies one of the retail units. Also, the vacant basement area was flooded which was indicated to be in the process of repairing. VCC selected a higher 7.50% cap rate versus the appraiser’s 7.0% cap.
Updated BPO: Not Applicable.
Cap rates per Integra 2016 Viewpoint Commercial Trends Report states the East Region for neighborhood retail at 6.85% and suburban class B multifamily at 6.65%. No restaurant cap rate data was available.
		Situs Value Reconciliation: Situs concurs with VCC $750,000 value estimate and that a 7.50% cap rate is reasonable given the type property usage, age and location.	$750,000		$0	49.87%	0.0%
1601170108	As Is	The MAI appraisal at origination dated 3/5/2015 concluded an “As-Is” value of $1,100,000, which consisted of an income approach of $1,125,000 ($63.62/sf) and a sales approach of $1,100,000 ($62.20/sf). Income Approach was based on $14.00/sf for interior space tenants and $14.75/sf for street exposure tenants to develop $253,017 gross rental income, a 10.0% vacancy factor was used with market expenses and reserves of $0.20/sf per year which developed NOI of $112,833 capped at reasonable 10.00% to arrive at $1,125,000 value estimate.
There were 4 office rental comps selected in the market area that ranged from $13.00/sf to $18.50/sf with a concluded $14.00/sf for interior space tenants and $14.75/sf for street exposure tenants. Tenants vary from typical office use tenants such as XXX to retail tenants such as XXX and XXX. Occupancy was 89.79% per May 2015 rent roll. Comps appeared to support the conclusions.
Sales Approach value of $1,100,000 was based on 6 area sales comps ranging from $53.70/sf to $109.27/sf concluding to adjusted $62.50/sf. Subject last sold in 2013 for $XXX ($XXX/sf based on NRSF of XXX).
Collateral is a two-story, multi-tenant office building containing 17,684 nrsf with 40,362 gsf. The Subject contains 23 commercial units with 21 occupied as of May 2015. Subject was built in 1912 situated on a 0.318 acre site with on-street parking located at XXX, GA known as the XXX. Subject appeared to be in average to good condition per appraisal.
VCC Analyst Review of 5/7/2015 determined a value of $810,000 ($45.80/nrsf) lower than the appraised value. VCC income approach agreed with appraisal income figure but increased expenses from $2.85/sf per year to $4.03/sf per year reducing NOI to $64,943 capped at lower 8.0% rate versus appraisal 10% due to sales comp cap rates being more in-line with 8.0% cap. Expenses were increased since appraisal used NRSF of 17,684 while VCC used GSF of 40,362.
Updated BPO: Not Applicable.
Cap rates per Integra 2016 Viewpoint Commercial Trends Report states the South Region for neighborhood retail at 7.24% and CBD Office Class B of 7.70%. RCA US Office report for year end 2015 reflected an average 6.8% cap rate for comparison.
		Situs Value Reconciliation: Situs concurs with VCC value estimate of $810,000 and that an 8.00% cap rate is in the lower end of range; however acceptable given the type property usage, age and location.	$810,000	-$	290,000	51.14%	-26.4%
1601171102	As Is	The State Certified appraisal at origination dated 9/11/2014 concluded an “As-Is” value of $5,800,000, which consisted of an income approach of $5,800,000 ($60/sf) and a sales approach of $5,810,000 ($60/sf). The Income Approach was based on market rents for below market tenants at $4.80/sf for large tenants and $6.72/sf for small tenants to arrive at an average rent of $6.44/sf plus $29,952 ($0.31/sf) in tenant reimbursements to develop $654,156 gross rental income. A 5.0% vacancy factor was used with expenses of $2.01/sf and reserves of $0.15/sf. This resulted in an NOI of $412,085 that was capped at 7.00% to arrive at a $5,890,000 value estimate. There were 11 retail rental comps selected in the market area that ranged from $4.80/sf to $15.00/sf with a concluded $6.44/sf market rent. The comps appeared to support the conclusion. There are 12 tenants with the largest being XXX (9,768 sf), XXX (23,200 sf), XXX (23,540 sf) and XXX (21,440 sf). Occupancy was 100% at time of appraisal. Leases were provided for the 12 tenants. Sales Approach value of $5,810,000 was based on 5 area sales comps ranging from $54.38/sf to $65.23/sf concluding to an adjusted $60.00/sf to arrive at a $5,810,000 value based on 96,869 sf in Subject.
Collateral is a grocery anchored retail shopping center improved with 96,869 square feet, 100% leased to 12 tenants. The Property includes eight buildings, six of which are contiguous along the eastern boundary of the Property. The two remaining buildings are restaurant pads located at the northwest corner of the Property. The buildings appear to be adequately maintained and in average condition per the appraisal. The Subject was built in 1980 situated on an 11.55 acre site with 600+ parking spaces located at XXX, CA known as XXX.
The Loan was originated by XXX and assigned to VCC on 5/12/2015. XXX provided the ASR dated 9/25/2014 which determined a value similar to appraisal of $5,810,000 ($60/sf). XXX income approach was developed using rent of $5.58/sf, higher expenses than appraisal to include TI & LC, $0.25/sf higher reserves to arrive at $283,296 NOI. XXX cap rate was lower at 5.83% versus appraisal 7.0% to arrive at similar value to appraisal.
Updated BPO: Inside Valuation BPO dated 3/9/2016 estimated the Subject’s “As Is” value at $8,650,000 ($90/sf) with a Quick Sale value of $6,920,000 ($72/sf) based on 95,985 gsf, while the origination appraisal and 8/25/2014 rent roll called for 96,869 nrsf. BPO values have been revised to the appraisal square footage indicating “As Is” value at $8,650,000 ($89/sf) with a Quick Sale value of $6,920,000 ($71/sf).
BPO relied upon 3 listings that ranged from unadjusted $3,500,000 to $8,785,000 and 3 sales comps ranging from $1,725,000 ($61/sf) to $10,215,000 ($123/sf) unadjusted and $1,983,750 ($95.12/sf) to $8,682,750 ($104/sf) adjusted concluding to $8,250,000 ($85/sf) based on 96,869 nrsf. All of the sale comps were similar neighborhood retail centers within 20 mile radius from Subject with closest being 1.15 miles away. Income approach was developed using 3 area rental comps, within 1.34 miles of Subject, that ranged from $7.20/sf to $12.00/sf concluding at $10.20/sf as average market rents for Subject generating $988,063 GAI (based on higher actual 96,869 nrsf), plus reimbursables of $38,129, minus 5.0% vacancy; $2.20/sf expenses (on 96,869 nrsf) (including 8,0% mgmt fee & 4.0% reserves) for NOI of $762,896 capped at reasonable 8.0% rate for income approach value estimate of $9,536,000 ($98.44/sf). Property shows well in the photos provided but was classified by BPO as Low/Average with 95% occupancy estimated. The Subject is well located with numerous residential and commercial uses in close proximity to the Subject.
Cap rates per Integra 2016 Viewpoint Commercial Trends Report states the West Region for neighborhood retail at 6.48%. In 2015, the cap rate was 6.67% in comparison.
		Situs Value Reconciliation: A reasonable estimate of value lies between XXX value estimate of $5,810,000 opting for the sales approach value and the $8,650,000 recent BPO value also relying on the sales approach. Situs concludes the BPO “Quick Sale” value of $6,920,000 to be a reasonable value estimate based on the information provided; however, no updated rent roll, leases or operating statements were provided to confirm occupancy, the substantial increase in the BPO’s rent conclusion or NOI. It should be noted that based on the rent roll dated 8/25/2014, approximately 62% of the leases (based on SF) do not expire until after 2020, therefore the assumption of increased NOI due to leases rolling to a higher market rent will most likely not be realized in the near term. The BPO cap rate of 8.0% appears to be reasonable based on the data available, type Property usage, age and location.	$6,920,000		$1,120,000	54.78%	19.3%
1601171103	As Is	The State Certified appraisal at origination dated 9/15/2014 concluded an “As-Is” value of $2,600,000, which consisted of an income approach of $2,610,000 ($174,000/unit) and a sales approach of $2,550,000 ($170.000/unit). The Income Approach was based on contract in-place rents at $1,377/unit average per month to arrive at $247,800 gross rental income, a 3.0% vacancy factor was used with expenses of 36.46% (including reserves of $100/unit). This resulted in an NOI of $150,021 that was capped at reasonable 5.78% to arrive at $2,610,000 value estimate.
There were 6 apartment rental comps selected in the market area that ranged from $1,175/unit per month to $1,995/unit per month with a concluded $1,343/unit average per month. The comps appeared to support the conclusion. Subject had current in-place rents of $1,300/unit per month for 1 bedroom units and $1,950/unit per month for the 3 bedroom unit at time of appraisal.
The Sales Approach value of $2,550,000 was based on 5 area sales comps ranging from $100,000/unit to $187,500/unit, concluding to the adjusted $170,000/unit. Subject was acquired for $XXX at the time of loan.
The Collateral is a 15-unit apartment project consisting of 14 two bedroom/one bath units and 1 three bedroom/one bath unit totaling 12,724 sf contained in two, three-story buildings built of wood frame with wood/stone exterior walls and composition shingled roofs constructed in 1963 on a 0.364 acre site with 12 parking spaces provided (1:0.80 per unit). A laundry facility is provided on the first floor. The Subject is known as XXX located at XXX, TX. Per the appraisal, the Property was in overall good condition in September 2014.
The Loan was originated by XXX and assigned to VCC on 5/4/2105. XXX provided the ASR dated 9/25/2014 which determined a value similar to appraisal of $2,600,000 ($170,000/unit). XXX’s income approach was developed using $1,250/unit per month rents, slightly higher expenses than appraisal to include reserves $350/unit per month to arrive at $135,531 NOI. XXX cap rate was lower at 5.21% versus appraisal 5.78% to arrive at similar value to appraisal.
Updated BPO: Inside Valuation BPO dated 3/7/2016 estimated Subject’s “As Is” value at $2,800,000 ($220/sf) with a Quick Sale value of $2,500,000 ($196/sf) based on 12,724 sf in Subject. The BPO relied upon 3 listings that ranged from unadjusted $1,600,000 to $2,650,000 and 3 sales comps ranging from $1,700,000 ($121,429/unit) to $2,650,000 ($189,286/unit) unadjusted and $1,912,500 ($136,607/unit) to $2,451,250 ($175,089/unit) adjusted concluding to $2,950,000 (196,667/unit) based on the Subject’s 15 units. All of the comps are similar apartment complexes within 2.9 miles of the Subject. The Income approach was developed using 3 area rental comps that ranged from $1,491/unit to $1,652/unit per month concluding at $1,526/unit per month as market rents generating $274,680 GAI, minus 7.0% vacancy; 43.3% expenses including 3.0% reserves for NOI of $144,925 capped at an 5.0% cap rate for income approach value estimate of $2,900,000 ($193,333/unit). The Property shows well in the photos provided. BPO indicated the Subject was in very good condition. The Subject is located ideally within walking distance of the XXX and to shopping and public transportation.
Cap rates per Integra 2016 Viewpoint Commercial Trends Report states the Central Region for suburban class B multifamily at 7.09%. In 2015, the cap rate was 6.99% in comparison.
		Situs Value Reconciliation: Situs concurs with recent BPO value of $2,800,000 based on the sales approach as being realistic and appears to represent the current market conditions.	$2,800,000		$200,000	62.95%	7.7%
1601170084	As Is	The State Certified appraisal at origination dated 8/15/2014 concluded an “As-Is” value of $1,030,000, which consisted of an income approach of $1,010,000 ($142.55/sf) and a sales approach of $1,030,000 ($145.00/sf). Income Approach was based on market rents similar to actual rents concluded by appraiser at $14.40/sf to arrive at $102,024 gross rental income, a 5.0% vacancy factor was used with expenses at $3.37/sf including reserves at $0.07/sf which developed NOI of $73,068 which was capped at reasonable 7.25% to arrive at $1,010,000 value estimate. There were 6 rental comps selected in the market area within a 5 mile radius of Subject that ranged from $13.20/sf to $18.00/sf with a concluded $14.40/sf. The comps appeared to support the market rent conclusion. Subject was 100% owner-occupied by XXX with a lease to XXX as tenant at time of appraisal with scheduled rent of $1,200/month. Sales Approach value of $1,030,000 was based on 7 area sales comps within a 5 mile radius of Subject ranging from $123.71/sf to $197.96/sf concluding to adjusted $145.00/sf.
Collateral is a single-story, concrete block single-tenant (owner-occupied) office building containing 7,085 sf constructed in 1981 on a 0.52 acre site with 26 parking spaces provided (3.7:1,000sf). Subject is located at XXX, CA. Per appraisal, Property was in overall average condition in August 2014.
VCC Analyst Review of 8/20/2014 determined a value of $970,000 ($138.57/sf based on a VCC 7,000sf determination) which was lower than appraised value of $1,030,000 ($145.00/sf). VCC felt that the appraiser’s 7,085 sf estimate was overstated and that 7,000 sf was accurate. VCC Value was determined based on the lesser 7,000 sf area at the appraiser’s $145.00/sf value estimate to arrive at $1,015,000 from which a $25,000 rent loss and $20,000 tenant improvements were deducted to arrive at a $970,000 value estimate. VCC income approach mirrored the appraisal and concurred with the appraisal cap rate of 7.25%.
Updated BPO: A revised Inside Valuation BPO dated 3/15/2016 estimated the Subject’s “As Is” value at $1,085,000 ($155.00/sf) with a Quick Sale value of $715,000 ($102.14/sf) based on 7,000 sf in the Subject. Original BPO dated 3/7/2016 estimated Subject’s “As Is” value at $850,000 ($121.43/sf) with a Quick Sale value of $715,000 ($102.14/sf). Revised BPO relied upon 3 listings (2 were new) that ranged from $1,398,000 to $1,688,000 (unadjusted) and 3 unadjusted sales comps ranging from $495,000 ($151.84/sf) to $1,425,000 ($160.56/sf) which were adjusted to $495,000 ($136.66/sf) to $1,425,000 ($160.56/sf) concluding to a sales value of $1,085,000 ($155.00/sf). All the comps were within 0.63 of a mile of the Subject. Income approach was developed using 3 area rental comps that ranged from $10.20/sf to $13.80/sf, with a concluded market rent of $13.80/sf, similar to rents reported at the Subject, generating $96,600 GI, less 9.0% vacancy; $2.82/sf expenses including 3.0% reserves for NOI of $68,132 capped at 7.0% resulting in an income approach value estimate of $975,000 ($139.29/sf). Original BPO concluded a consistent $96,600 GI but decreased expenses from $3.32/sf to $2.82/sf. BPO indicated the income approach to value was based on market assumptions as no contracts for rent or expenses were provided. The Property shows well in photos from all sides viewed and has security fencing surrounding Property and was indicated in BPO as being in average condition with some obvious deferred maintenance in the form of broken roof tiles, cosmetic work, and parking lot needed to be repaved and striped. The Subject is located in an established residential neighborhood convenient to all necessary amenities including schools, shopping and public transportation.
Cap rates per Integra 2016 Viewpoint Commercial Trends Report states the West Region for suburban class B office at 6.96%. In 2015, the cap rate was 7.26% in comparison.
		Situs Reconciled Value: Situs concurs with the 3/15/2016 (revised) BPO sales approach value estimate of $1,085,000 based on the updated sales provided in the report. However, the 7.0% cap rate used by BPO income approach is considered aggressive based on market cap rate data. Situs concludes a 7.50% cap rate is more appropriate and within the IRR range given the type Property usage, age and location. The Income approach value using BPO derived NOI of $68,132 capped at 7.50% provides a $908,000 ($129.71/sf) value estimate. Situs concluded value falls between the recent BPO sales and income approach at a rounded $1,000,000 ($142.85/sf) value estimate.	$1,000,000	-$	30,000	66.43%	-2.9%
1601170380	As Is	The MAI appraisal at origination dated 11/8/2013 concluded an “As-Is” value of $820,000, which consisted of an income approach of $820,000 ($68.06/sf) and a sales approach of $810,000 ($67.23/sf). Income Approach was based on market rents similar to actual rents at appraisal date concluded at $753.80/unit per month for apartments; laundromat rent at $10.67/sf and restaurant at $20.00/sf to arrive at $130,056 gross rental income plus recoveries of $0.43/sf to arrive at GPR of $135,249. An 8.0% vacancy factor was applied to retail area and 5.0% to apartments with expenses at $3.81/sf including reserves at $0.25/sf which developed NOI of $81,635 which was capped at reasonable 10.0% rate at that time to arrive at $820,000 value estimate. There were 9 apartment rental comps selected in the market area of Subject with rents that ranged from $725/unit per month to $925/unit per month for 1 bedroom/1 bath units; to $825/unit per month to $1,200/unit per month for 2 bedroom/1 bath units and to $900/unit per month to $1,025/unit per month for 3 bedroom/1 bath units. Apartment rents in-place at appraisal were $650/unit per month for 1 bedroom/1 bath, $750/unit to $950/unit per month for 2 bedroom/1 bath units and to $738/unit to $800/unit per month for 3 bedroom/1 bath units with a concluded $650/unit per month for 1 bedroom, $825/unit per month for 2 bedroom and $900/unit to $800/unit per month for 3 bedroom units for an average of $753.80/unit per month. The comps appeared to be well supported per the data. The Sales Approach value of $810,000 was based on 4 market area sales comps ranging from $29.20/sf to $82.55/sf concluding to adjusted $70.00/sf. Subject was under sales contract for $1,360,000 ($112.88/sf) at time of loan.
Collateral is a four-story, mixed-use building, containing 12,048 square feet. The structure, constructed in 1911 and substantially renovated in 2002, has a restaurant and one apartment on the first floor, a laundry in approximately 900 square feet on the basement level, and nine apartments on the upper floors. The restaurant contains an estimated 1,500 square feet. The apartment mix includes three, one-bedroom, four, two-bedroom, and three, three-bedroom apartments. The three-bedroom apartment on the fourth floor also has a loft. All the tenants are individually metered for electricity. The building is equipped with sprinklers, and is served by 1,600-ampere electric power. Access to each floor is from two sets of stairs. There is no elevator. There is no on-site parking with ample on-street parking provided. Subject is located at XXX, CT. Per appraisal, Property was in overall average to good condition in November 2013 and was 100% occupied.
VCC Analyst Review of 12/5/2013 determined a value of $820,000 ($68.06/sf) which agreed with appraised value. VCC analysis basically mirrored the appraisal and concurred with the appraisal cap rate of 10.0%.
Updated BPO: Inside Valuation BPO dated 3/8/2016 estimated Subject’s “As Is” value at $994,000 ($78.79/sf) with a Quick Sale value of $895,000 ($70.94/sf) based on 12,616 sf in Subject. BPO relied upon 3 listing that ranged from unadjusted $850,000 to $1,275,000 and 3 sales comps ranging from $295,000 ($49.17/sf) to $1,000,000 ($83.33/sf) unadjusted and $280,260 ($46.71/sf) to $950,000 ($79.17/sf) adjusted concluding to $994,000 ($78.79/sf). All comps are similar mixed use retail/residential taken from neighboring towns within 36 miles of Subject. Income approach was developed using 3 area rental comps that ranged from $12.00/sf to $19.92/sf concluding at $12.64/sf similar to rents reported for Subject generating $159,408 GAI, minus 5.0% vacancy; $5.47/sf expenses including 3.0% reserves for NOI of $82,392 capped at realistic 8.25% for income approach value estimate of $1,000,000 ($79.26/sf). Property shows well from all photos from all sides viewed. BPO indicated the Subject was in good condition and had a very good location. Has good visibility and access from the street. No onsite parking was noted but adequate street parking is available in front and on site of building. Subject is convenient to all necessary amenities including schools, shopping and public transportation. Cap rates per Integra 2016 Viewpoint Commercial Trends Report states the East Region for suburban class B multifamily at 6.65% with neighborhood retail at 6.85%. In 2015, the cap rate was 6.60% in comparison for multifamily and 6.83% for retail.
		Situs Value Reconciliation: Situs concurs with recent BPO valuation estimate of $1,000,000 ($83.33/sf) as being realistic and well developed.	$1,000,000		$180,000	56.32%	22.0%
1601170620	As Is	The MAI appraisal at origination dated 7/14/2015 concluded an “As Is” value of $1,710,000 and a prospective stabilized value in July 2017 of $1,730,000 which consisted of an income approach of $1,739,000 ($52/sf) and sales approach of $1,654,000 ($49/sf). Income Approach was based on 6 area mini-storage rental comps within a 2 mile radius of Subject which concluded market monthly rental ranges of $29/unit per month for 5x5ft units; $55/unit per month for 5x10ft units; $85/unit per month for 10x10ft units; $125/unit per month for 10x17.5ft units; $180/unit per month for 10x30ft units and $209/unit per month for 15x30ft unit to arrive at $263,376 gross rental income. A 5% vacancy factor and expenses of $2.44/sf to include reserves at $0.17/sf resulted in an NOI of $148,974 that was capped at 8.43% rate reflecting a value of $1,767,000. The Appraiser further adjusted value downward by $21,000 for income loss until Property stabilization to conclude to $1,739,000 ($52/sf). There were 6 rental comps selected by appraisal within the Subject’s neighborhood. Selected comps had a monthly rental range of $35/unit per month for 5x5ft units to $315/unit per month for 10x30ft units with a concluded rent average of $108.65/unit per month. All comps appeared to support the conclusions.
The Sales Approach value of $1,675,000 was based on 8 area sales comps ranging from $50.42/sf to $78.03/sf concluding to adjusted average of $50.00/sf. The Appraiser adjusted further downward by $21,000 for income loss until Property stabilization to conclude $1,654,000 ($49.37/sf).
The Loan collateral consists of a mini-storage facility known as XXX, having 202 units with 33,500 gsf and 31,700 nrsf contained in 10 mini-warehouse buildings as well as an office/managers residence. Subject has a good unit mix offering 25 - 5x5sf, 50 - 5x10sf, 70 – 10x10sf, 14 10x17.5sf, 65 – 10x30sf and 1 - 15x30sf units. None of the units are “climate controlled”. The Subject improvements were built in 1997 and are situated on a 2.68 acre site with on-site parking available for 5 or 6 vehicles. Subject is located at XXX, CO. Occupancy was 92.1% per rent roll dated 1/26/2016. Subject was in overall good condition per appraisal and CAP inspection report of 7/15/2015.
VCC Appraisal Review of 7/30/2015 concurred with the appraisal value of $1,710,000 and found it reasonable and supported by market. A VCC Analyst Review was not provided for this loan.
Updated BPO: Inside Valuation BPO dated 3/8/2016 estimated Subject’s “As Is” value at $3,500,000 ($104/sf - $16,832/unit) with a Quick Sale value of $2,750,000 ($82/sf - $13,614/unit) based on 33,500 gsf and 32,286 nrsf in Subject. BPO relied upon 3 listings that ranged from $3,000,000 to $3,700,000 (unadjusted) and 3 sales comps ranging from $1,300,000 ($131.05/sf - $9,091/unit) to $6,250,000 ($72.44/sf - $13,130/unit) unadjusted and $1,592,500 ($160.53/sf - $11,136/unit) to $6,406,250 ($74.25/sf - $13,459/unit) adjusted concluding to $3,400,000 ($101.49/sf - $16,832/unit).
All the comps were similar self-storage facilities with 2 comps within 2.95 miles and the third 48.5 miles from Subject. The Income approach was developed using 3 area (within 6.25 miles of Subject) rental comps that ranged from $7.68/sf to $20.40/sf concluding at $11.46/sf as average market rents generating $384,000 GAI, minus 12.0% vacancy; $2.46/sf expenses including 3.5% reserves for NOI of $255,493 capped at reasonable 7.0% rate for income approach value estimate of $3,650,000 ($109/sf) ($18,069/unit). The Property shows well in the photos provided. BPO indicated the Subject was in good condition and occupancy was 100%. The Subject is well located with numerous residential and commercial uses in close proximity to the Subject.
Cap rates per the Integra 2016 Viewpoint Commercial Trends Report states the West Region for Flex Industrial properties at 6.81%. In comparison, the West Region in 2015 was 7.04%. IRR had no self-storage cap rate data. LoopNet search revealed Colorado mini-storage facilities were selling in the 6.77% to 11.9% cap range averaging 8.93%.
		Situs Value Reconciliation: Situs concurs with VCC and appraisal value estimate of $1,710,000 ($8,465/unit) and that an 8.43% cap rate was reasonable given the type Property, age, condition and location. The BPO of 3/8/2016 appears to be aggressive utilizing a cap rate of 7.0% and resulting value estimate of $3,500,000 ($16,832/unit) which is twice the 2015 appraisal value. BPO suggests the Subject has doubled in value over the past 8 to 9 months since appraisal.	$1,710,000		$0	58.32%	0.0%
1601171113	As Is	Appraisal of 3/3/2008 reflected a Market Value of $245,000 ($50.71/sf) with $245,000 sales approach value with no income approach performed. Subject had a purchase contract price of $245,000. Sales approach value of $245,000 was based on 4 area sales comps ranging from unadjusted $33.90/sf to $61.11/sf. The adjusted range was $43.47/sf to $55.26/sf to arrive at concluded $50.71/sf.
Collateral consists of a one-story mixed-use building. The current uses are office and automotive and the gross building area is 4,831 sf located at XXX, PA 19XXX. The improvements were constructed in 1925 and the site contains 0.1653 acres. The structure is divided into use as 51% minimally, finished office area, and 49% automotive garage area, with 1) two fixture restroom and 1) three fixture restroom, and 3) overhead garage doors. There is paved on site parking for 5 vehicles. The Subject is noted as being in average overall condition. Occupancy was 100% at time of appraisal.
Updated BPO: AMS BPO dated 12/8/2015 estimated Subject’s “As Is” value at $195,000. BPO relied upon 3 sales comps ranging from $250,000 ($35.66/sf) to $300,000 ($41.32/sf) without adjustment concluding to $181,060 ($37.48/sf) after deduction of estimated repairs of $5,000.
Income approach was developed using 3 area (within 2.20 miles of Subject) rental comps that ranged from $7.50/sf to $12.00/sf concluding at $7.50/sf for warehouse space and $11.00/sf for office space generating $44,857 GAI, minus 15.0% vacancy; 40% expenses including reserves for NOI of $22,877 capped at reasonable 11.0% rate for income approach value estimate of $207,971 ($43.05/sf). BPO indicated the Subject seems to be in average condition with some deferred maintenance noted. The Property needs exterior paint and the masonry is cracked and needs to be repaired. Estimated cost to repair was $5,000. Overall, the Property is in average condition and was 100% occupied by XXX according to Subject’s signage. The Subject is located in a neighborhood with numerous residential and commercial uses that appear to be in similar condition.
VCC Analyst Review from 2008 origination, that was undated, determined a value of $195,000 ($40.36/sf) lower than appraised value of $245,000 opting for different sale comps that supported the lower per square foot value. VCC didn’t perform and income approach or cap rate analysis.
Cap rates per the Integra 2016 Viewpoint Commercial Trends Report states the East Region for Flex Industrial at 7.40%.
		Situs Value Reconciliation: Situs concurs with the 12/8/2015 BPO “As-Is” value estimate of $195,000 and that an 11.0% cap rate is reasonable given the type Property, age, condition and location.	$195,000	-$	50,000	58.02%	-20.4%

Investor 1-4 Loans:

	Investor Loan Number	Upb	Rate	Months of Seasoning	Fund Date	FICO	FICO Dt Orig	Loan Purpose	DCR UW VCC	Occ Status	Prop St	Prop Zip	Prop Type
1	1601170088	$1,301,334	6.49%	15	9/30/2014	727	9/4/2014	Cash-Out Refi	N/A	Investor	CA	90XXX	Investor 1-4
2	1601170383	$380,059	6.99%	15	9/15/2014	762	7/29/2014	Purchase	N/A	Investor	NY	11XXX	Investor 1-4
3	1601170385	$277,747	8.99%	14	10/14/2014	670	9/2/2014	Purchase	N/A	Investor	NJ	07XXX	Investor 1-4
4	1601170082	$237,425	7.49%	16	8/28/2014	706	7/25/2014	Purchase	N/A	Investor	AZ	85XXX	Investor 1-4
5	1601170098	$1,127,979	7.99%	12	12/16/2014	681	11/4/2014	Cash-Out Refi	N/A	Investor	NY	10XXX	Investor 1-4
6	1601170144	$785,756	8.99%	4	8/24/2015	679	3/25/2015	Cash-Out Refi	N/A	Investor	NY	11XXX	Investor 1-4
8	1601170399	$590,917	7.49%	9	3/26/2015	723	3/9/2015	Cash-Out Refi	N/A	Investor	NY	11XXX	Investor 1-4
11	1601170135	$498,097	7.99%	7	5/22/2015	713	3/5/2015	Purchase	N/A	Investor	NY	11XXX	Investor 1-4
12	1601170930	$375,502	7.99%	13	11/21/2014	657	11/6/2014	Purchase	N/A	Investor	FL	33XXX	Investor 1-4
13	1601170373	$313,092	8.99%	12	12/10/2014	677	10/29/2014	Cash-Out Refi	N/A	Investor	NJ	07XXX	Investor 1-4
14	1601170426	$313,301	8.99%	7	5/6/2015	641	4/23/2015	Rate-Term Refi	N/A	Investor	FL	34XXX	Investor 1-4
15	1601170107	$292,168	7.99%	9	3/27/2015	653	2/18/2015	Cash-Out Refi	N/A	Investor	CA	93XXX	Investor 1-4
16	1601170428	$288,979	8.24%	7	5/4/2015	783	4/6/2015	Cash-Out Refi	N/A	Investor	NY	10XXX	Investor 1-4
17	1601171054	$285,819	8.75%	6	6/29/2015	722	6/11/2015	Purchase	N/A	Investor	CA	90XXX	Investor 1-4
18	1601170432	$251,062	9.24%	7	5/8/2015	678	4/9/2015	Rate-Term Refi	N/A	Investor	NY	11XXX	Investor 1-4
19	1601170109	$249,321	7.99%	4	8/25/2015	672	2/10/2015	Cash-Out Refi	N/A	Investor	CA	91XXX	Investor 1-4

	Investor Loan Number	Units	Year Built	GBA	Appraised Value Orig	LTV Orig	Appraisal Eff Dt Orig	Seasoned Valuation	Current LTV	NOI VCC Yr	IO Flag	IO Term	Originator
1	1601170088	1	1948	2051	$2,375,000	55.58	9/5/2014	Investor 1-4 >= 18months	54.79300884	N/A	N	0	VCC
2	1601170383	2	1925	2217	$650,000	59.23076923	8/5/2014	Investor 1-4 >= 18months	58.47054923	N/A	N	0	VCC
3	1601170385	1	1950	2228	$400,000	70	8/28/2014	Investor 1-4 >= 18months	69.4366625	N/A	N	0	VCC
4	1601170082	1	1979	2067	$356,000	70	7/28/2014	Investor 1-4 >= 18months	69.11930422	N/A	N	0	VCC
5	1601170098	1	1990	1384	$1,800,000	63.19	11/11/2014	Investor 1-4 12-17months	62.665495	N/A	N	0	VCC
6	1601170144	3	1920	3644	$1,125,000	70	3/16/2015	Investor 1-4 12-17months	69.84500622	N/A	N	0	VCC
8	1601170399	2	1905	2374	$875,000	68	3/11/2015	Investor 1-4 12-17months	67.53336914	N/A	N	0	VCC
11	1601170135	2	1993	1698	$770,000	65	12/28/2014	Investor 1-4 12-17months	64.68790909	N/A	N	0	VCC
12	1601170930	1	2008	1237	$583,000	65	11/5/2014	Investor 1-4 12-17months	64.40860892	N/A	N	0	VCC
13	1601170373	1	1904	2360	$545,500	57.79	10/23/2014	Investor 1-4 12-17months	57.39539872	N/A	N	0	VCC
14	1601170426	1	1960	5133	$525,000	60	3/23/2015	Investor 1-4 12-17months	59.67633905	N/A	N	0	VCC
15	1601170107	4	1990	3984	$420,000	70	2/25/2015	Investor 1-4 12-17months	69.56377619	N/A	N	0	VCC
16	1601170428	3	1910	2200	$415,500	69.92	3/31/2015	Investor 1-4 12-17months	69.54966306	N/A	N	0	VCC
17	1601171054	2	1937	2876	$410,000	70	1/14/2015	Investor 1-4 12-17months	69.71184146	N/A	N	0	VCC
18	1601170432	1	1920	2305	$420,000	60	3/31/2015	Investor 1-4 12-17months	59.77669286	N/A	N	0	VCC
19	1601170109	1	1981	1343	$415,000	60.24	2/12/2015	Investor 1-4 12-17months	60.0773253	N/A	N	0	VCC

	Investor Loan Number	Occ Pct Orig	Entity Flag	Seasoned Flag	Prepay Flag	Enviro Ins Flag	Self Employment Flag	Number of Borrowers	Affiliated Loan Flag	Compensating Factors	Property Sub-Type	Appraisal Date	Appraisal Amount
1	1601170088	0	N	Y	Y	N	Y	1	N	0	SFR	9/5/2014	2375000
2	1601170383	0	Y	Y	Y	N	Y	2	N	0	0	9/5/2014	650000
3	1601170385	0	N	Y	N	N	Y	1	N	0	SFR	8/28/2014	400000
4	1601170082	0	N	Y	Y	N	N	1	N	0	SFR	7/28/2014	$365,000
5	1601170098	100	Y	N	Y	N	Y	1	N	0	Condo	11/11/2014	1800000
6	1601170144	100	Y	N	Y	N	N	1	Y	0	0	3/16/2015	$1,125,000
8	1601170399	0	N	N	Y	N	Y	2	N	0	0	3/11/2015	$875,000.00
11	1601170135	50	N	N	Y	N	Y	1	N	0	0	12/28/2014	$770,000.00
12	1601170930	0	Y	Y	Y	N	Y	1	N	Reserves	Condo	11/5/2014	$583,000.00
13	1601170373	0	Y	N	N	N	Y	2	N	Reduced LTV, Seasoned investor	SFR	10/23/2014	$545,500.00
14	1601170426	100	Y	N	Y	N	Y	1	N	Reduced LTV	SFR	3/2/2015	$525,000.00
15	1601170107	100	N	N	Y	N	N	1	Y	seasoned investor	0	2/25/2015	$420,000.00
16	1601170428	100	N	N	Y	N	Y	1	Y	0	0	3/31/2015	$415,500.00
17	1601171054	100	N	N	Y	N	Y	2	N	0	0	6/17/2015	$410,000.00
18	1601170432	0	N	N	Y	N	Y	1	N	Reduced LTV	SFR	3/31/2015	$420,000.00
19	1601170109	100	N	N	Y	N	Y	1	N	LTV	PUD	2/12/2015	$415,000.00

Investor Loan Number	Appraisal Type	Situs Valuation Comments	Situs Concluded Value	Appraisal - Situs Concluded Value Differential		LTV Current UPB & Concluded Value	% Change in Value
1	1601170088	As Is	Appraisal from Origination: As Is value of $2,375,000 ($1,158/sf) as of 9/5/2014 with greatest weight given to sales approach. There were 6 supported sales comparables within a 1 mile radius of Subject led to a value of $2,375,000. There were 3 rental comparables that indicated a rent estimate of $11,000/ per month. However, appraiser did not provide an income approach value. Market was indicated to be stable with an improving trend.
VCC’s Review Value: Concluded to the last sale of the Subject on XX/XX/XX at $XXX. While appraised value was based on a Sales Comparison approach of $2,375,000.
Collateral consists of a Single Family Residence (SFR) with 3 Bedrooms/3 Baths built in 1948. The Property includes living area of 2,018 sf situated on a 4.54 acre site and is located on a private street at XXX, CA in a rural area of the XXX, approximately 9 miles northwest of XXX CBD. There are schools, shopping, employment and other support facilities within a short distance of the Subject. The Subject has 8 total rooms consisting of 3 bedrooms and 3 bathrooms with a 2 car attached garage. Home is in average exterior condition and in similar maintenance to other properties within the immediate neighborhood. At the time of inspection by BPO on 2/25/2015, there was no need for repairs or any visible signs of deferred maintenance. Updated BPO of 2/25/2016 indicated the Subject was in average condition showing well with no required repairs.
Rent Roll: A Rent Roll dated 8/25/2014 was provided that indicated there was No Rent Roll.
XXX Value: 3/7/2016 $2,848,491 with rents of $15,000/month/unit.
XXX Value: 3/7/2016 $2,630,000 with no rental data.
XXX Value: 3/7/2016 $2,644,000 with no rental data.
Novare Report: Shows 8 sales since 12/2015 located .23 to .79 miles from Subject sold between $484/sf and $935/sf with 4 sales over $500/sf. The closest sale sold for $653/sf on a smaller lot, larger SF and built in 1954.
Updated BPO: Inside Valuation BPO dated 2/25/2016 estimated Subject’s “As Is” value at $2,300,000 with a Quick Sale value of $2,200,000. BPO relied upon 3 listings that ranged from $1,898,000 to $2,300,000 (unadjusted) and 3 sales comps ranging from $1,895,000 ($998.42/sf) to $2,460,000 ($1,138.89/sf) unadjusted and $2,221,498 ($1,107.81/sf) to $2,553,502 ($1,170.19/sf) adjusted concluding to $2,300,000 ($1,139.74/sf). All of the comps were within 1 mile of the Subject. Property shows well from photos from sites viewed and offers views of the XXX skyline.
2016 IRR Viewpoint states West Region MF area w/4.91% to 5.63% Cap Rates for Suburban Class A & B respectively. The Cycle shows continued investment interest due to pent-up demand, current buy versus rent preferences.
		Situs Value Reconciliation: Based on the original appraisal, BPO and current value estimates from above referenced sources, Situs concurs with the recent BPO “As-Is” value of $2,300,000.	$2,300,000	-$	75,000	56.58%	-3.2%
2	1601170383	As Is	Appraisal from Origination: As Is value of $650,000 ($293.19/sf) as of 9/5/2014 with greatest weight given to sales approach. There were 6 supported sales comparables within a .57 mile radius of Subject led to a value of $650,000. There were 3 rent comparables within a 3⁄4 mile range that indicated rents of $1,550/unit to $2,100/unit per month. Subject had rents of $1,800/unit and $2,000/unit per month at that time. Income approach value of $653,600 was determined based on $3,800/unit per month using a 172 GRM (Gross Rent Multiplier). Market was indicated to be stable with a slight improving trend.
VCC’s Review Value: Concluded to a lower value than appraisal, $550,000 value estimate on 8/15/2014 due to adverse impact on Subject due to commercial type uses nearby. Appraised value was based on Sales Comparison higher at $650,000.
Collateral consists of a Single Family Residence converted to a Triplex with three rental units (one on the 1st floor, one on the 2nd floor and one in the finished attic) built in 1925 with a living area of 2,217 sf and basement area of 759 sf situated on a 0.1607 acre site located at XXX, NY. Only 2 of the 3 units were occupied at time of appraisal. Subject has 12 total rooms consisting of 5 bedrooms and 2.5 bathrooms with a 4 car driveway with fencing surrounding Property. The area offers schools, shopping, employment and other support facilities within a short distance of the Subject. However, there is a commercial use across street from Subject with adverse impact. Subject is in average exterior condition and in similar maintenance to other properties within the immediate neighborhood.
Rent Roll: A Rent Roll dated 7/28/2014 was provided that indicated two units were vacant at that time.
XXX Value: 3/7/2016 $822,970 with rents of $2,200/month/unit.
XXX Value: 3/7/2016 no estimate of value and no rental data.
XXX Value: 3/7/2016 $537,000 market value with no rental data.
Novare Report: Shows 10 sales since 8/2015 located .21 to .70 miles from Subject sold between $115/sf and $350/sf with 6 sales over $250/sf. The closest sale sold for $250/sf on a smaller lot, larger SF and built in 1901. Subject last sold for $750,000 in 10/2014.
Updated BPO: Inside Valuation BPO dated 3/1/2016 estimated Subject’s “As Is” value at $710,000 with a Quick Sale value of $700,000. BPO relied upon 3 listings that ranged from unadjusted $618,888 to $799,500 and 3 sales comps ranging from $630,000 ($296.61/sf) to $700,000 ($318.50/sf) unadjusted and $685,812 ($293.31/sf) to $712,916 ($341.20/sf) adjusted concluding to $710,000 ($320.25/sf). All the comps were within 1 mile of the Subject. Property shows well from all photos from all sites viewed. BPO indicated the Subject was in average condition showing well with no required repairs. The Subject is located in an established residential neighborhood, maintained in average condition. The Subject is convenient to all necessary amenities including schools, shopping and public transportation.
2016 IRR Viewpoint states East Region MF area w/6.65% Cap Rates for Suburban Class B. Cap rates anticipated to remain stable into 2016.
		Situs Value Reconciliation: Based on original appraisal, BPO and current value estimates from above referenced sources, Situs concurs with the recent BPO value of $710,000.	$710,000		$60,000	53.53%	9.2%
3	1601170385	As Is	Appraisal from Origination: As Is value of $400,000 ($179.53/sf) as of 8/28/2014 with greatest weight given to sales approach and sales contract on Subject. There were 5 sales comparables within a 1.76 mile radius of Subject led to a value of $400,000. There were 3 rental comparables within a 2.3 mile range that indicated rents of $2,500/unit to $3,050/unit per month. Comps were well supported. Subject had no rents and was vacant at appraisal.
VCC’s Review Value: Loan Approval was only document provided which concluded to appraisal $400,000 value estimate on 8/28/2014 similar to purchase price.
Collateral consists of a 1.5 story, Single Family Residence (SFR) with two structures on the same lot offering two rental units which were vacant at time of loan. Main SFR was built in 1950 with a living area of 2,228 sf and 2 car garage area of 576 sf situated on a 0.4114 acre site located at XXX, NJ. The second SFR was not discussed by appraiser. Main SFR has 7 total rooms consisting of 3 bedrooms and 2.1 bathrooms with a porch and detached garage. Subject was vacant at time of appraisal. Subject borders XXX with area schools, shopping, employment and other support facilities within a short distance. Subject in average condition and in similar maintenance to other properties within the immediate neighborhood.
Rent Roll: No Rent Roll was provided and Subject was vacant at time of appraisal.
XXX Value: 3/7/2016 $370,567 with rents of $2,300/month/unit.
XXX Value: 3/7/2016 no estimate of value and no rental data.
XXX Value: 3/7/2016 no estimate of value with no rental data.
Novare Report: No Novare report was available for this Property.
Updated BPO: Inside Valuation BPO dated 3/3/2016 estimated Subject’s “As Is” value at $470,000 ($210.95/sf) with a Quick Sale value of $435,000 ($195.24/sf) based on 2,228 sf in Subject. BPO relied upon 3 listing that ranged from unadjusted $350,000 to $435,000 and 3 sales comps ranging from $350,000 ($172.41/sf) to $357,500 ($187.17/sf) unadjusted and $459,668 ($226.44/sf) to $493,706 ($253.48/sf) adjusted concluding to $470,000 ($210.95/sf). All of the comps are similar SFR and within 1.18 miles of Subject. An Income approach was not provided. The Subject is a well maintained SFR in average condition with no exterior damage noted. The BPO indicates a large, 1,500 sf outbuilding/secondary dwelling on the parcel that was not discussed in origination appraisal. The Property is centrally located for shopping and commuting.
		Situs Value Reconciliation: Based on the recent BPO “As-Is” value of $470,000, sales comp data and the current $370,567 value estimate from XXX, the Situs value estimate is $420,500 concluding to the midrange of the value indicators.	$420,500		$20,500	66.05%	5.1%
4	1601170082	As Is	Appraisal from Origination: As Is value of $356,000 ($172.23/sf) as of 7/28/2014 with most weight given to sales approach. There were 7 supported sales comparables within a 1.0 mile radius of Subject led to a value of $356,000. There were 3 supported rental comparables within a .97 mile range that indicated rents of $2,000/unit to $2,100/unit per month. Subject had no income and was vacant at appraisal. Income approach value of $356,000 was determined based on $2,000 per month rent using a GRM of 178. Contract price at time of loan was $343,500. Appraisal indicated the Subject was in average to good condition.
VCC’s Review Value: VCC concluded to appraisal $343,500 value estimate similar to purchase price.
Collateral consists of a Single Family Residence (SFR) ranch style home of 2,067 sf of living area with 3 Bedrooms/2 Baths built in 1979 with a 2 car attached garage situated on a 0.3673 acre site located at the end of a cul-de-sac at XXX, AZ. Amenities include in-ground pool/spa, built-in BBQ grill, a fireplace and covered patio. Subject is located in the XXX subdivision area with schools, shopping, employment and other support facilities within a short distance. Subject in a condition similar to properties in the immediate neighborhood.
Rent Roll: 7/16/2014 Rent Roll was provided indicating Subject was vacant at time of appraisal.
XXX Value: 3/7/2016 $408,537 with rents of $2,104/month/unit.
XXX Value: 3/7/2016 $391,843 with no rental data.
XXX Value: 3/7/2016 no estimate of value with no rental data.
MLS Report: MLS listed 17 closed sales in the Subject’s zip code ranging from $385,000 ($149.98/sf) to $420,000 ($218.86/sf). Agent report of 3/1/2016 indicates $343,500 sales price closed 8/28/2014 indicating Subject was remodeled in gorgeous condition. Novare Report: Shows 11 sales since 10/2/2015 located .09 to .31 miles from Subject sold between $159/sf and $256/sf with 8 sales at or over $175/sf. The closest two sales sold for $159/sf on 2,064 sf Property and $175/sf for 1,736 sf Property.
Updated BPO: Inside Valuation BPO dated 2/26/2016 estimated Subject’s “As Is” value at $385,000 with a Quick Sale value of $375,000. BPO relied upon 3 listings that ranged from $354,999 to $400,000 (unadjusted) and 3 sales comps ranging from $329,900 ($159.84/sf) to $420,000 ($202.51/sf) unadjusted and $332,321 ($161.01/sf) to $422,824 ($203.87/sf) adjusted concluding to $385,000 ($186.53/sf). All of the comps were within 1 mile of the Subject. BPO indicated the Subject was in average condition with photos showing well with no required repairs. The Subject is located in an established residential neighborhood, maintained in average condition. The Subject is convenient to all necessary amenities including schools, shopping and public transportation.
2016 IRR Viewpoint states West Region MF area w/4.91% to 5.63% Cap Rates for Suburban Class A & B respectively in the West. Cycle shows continued investment interest due to pent-up demand, current buy versus rent preferences.
		Situs Value Reconciliation: Situs concurs with the 2/26/2016 BPO value estimate of $385,000.	$385,000		$20,000	61.67%	5.5%
5	1601170098	As Is	Appraisal from Origination: As Is value of $1,800,000 ($1,300.58/sf) as of 11/11/2014 with most weight given to sales approach. There were 7 sales comparables within the Subject’s local area, including 3 comps in the Subject’s condominium development that led to a value of $1,800,000. There were 3 rental comparables also within Subject’s building rents of $6,500/unit to $6,700/unit per month. Comps appeared to be well supported. Subject had no rents and was vacant at appraisal. Income approach value wasn’t developed by appraiser but $6,200 to $7,200 per month rent was determined as market rent. Subject was in average good condition at appraisal.
VCC’s Review Value: 12/5/2014 review value estimate was $1,625,000 for Subject opting for other comps than appraisal.
Collateral consists of a residential condominium (Unit#XXX) containing 1,384 sf located within XXX condominium development, a XX story, XXX unit high rise condo building located at XXX, NY in the XXX area 5 blocks east of the XXX. The neighborhood is composed of a mix of high rise residential condominium and office/hotel towers. The Subject is close to dining, shopping, employment and other support facilities. Subject in average good condition similar to properties in immediate condo development.
Rent Roll: 10/23/2014 rent roll reflected monthly rent of $6,650 with lease indicated to end on 6/30/2015.
XXX Value: 3/7/2016 at $1,837,695 for unit XXX in the XXX development having 1,174 sf with rents of $7,400/month/unit. Unit 24C in same development was XXX estimated at $1,324,472 for 976 sf unit. No Subject unit value data provided.
XXX Value: 3/7/2016 at $2,460,788 for XXth floor unit with no rental data. No Subject unit value data provided.
XXX Value: 3/7/2016 no estimate of value with no rental data.
Novare Report: Shows 15 sales since 1/30/2016 located .13 to .39 miles from Subject sold between $964/sf and $1,689/sf with 4 sales over $1,500/sf. The closest sale sold for $1,426/sf for a smaller 845 sf unit.
Updated BPO: Not Applicable.
2016 IRR Viewpoint states East Region MF area w/5.40% Cap Rates for Urban Class A. Cap rates anticipated to remain stable into 2016.
		Situs Reconciled Value: Based on Appraisal and current value estimates from sources, the Situs current reconciled value estimate is $1,900,000, supported by the Novare report of $1,400/sf.	$1,900,000		$100,000	59.37%	5.6%
6	1601170144	As Is	Appraisal from Origination: As Is value of $1,125,000 ($308.73/sf) as of 3/16/2015 with greatest weight given to sales approach. 3 rental comparables led to an income approach value of $1,122,400 ($308.01/sf) via gross rent multiplier based on $6,100/month. 3 sales comparables led to a value of $1,125,000.
VCC’s Review Value: Concurred with appraised value. The Subject is located in an established area of XXX, NY in close proximity to schools, shopping, employment and other support facilities.
Property details: Triplex with 3,644 SF, Built in 1920, unit 1 3 BR 1.1 BA, unit 2 & 3 have 2 BR and 1 BA and 1 car garage on a .0723 acre site. The Subject Property is located in the XXX section of XXX, NY (XXX County). The area is proximate to employment centers, houses of worship, local shopping and amenities. Properties are generally well maintained. Neighborhood trends are well established.
Rent Roll: Dated 3/14/2015 states 100% occupied with rent of $6,100.
XXX Value: 3/2/2016 $1,419,572 with rents of $2,500/month/unit.
XXX Value: No estimate available but stated is very bikeable and is convenient for most trips.
XXX Site: The average list price for XXX is $1,122,933.
Novare Report: Shows 6 sales since 8/2015 located .17-.75 miles from Subject sold between $214/sf and $669/sf with 4 sales over $500/sf. The closest sale sold for $531/sf on a smaller lot and built in 1940.
Updated BPO: Not Applicable.
Property shows well from all photos from all sites viewed.
2016 IRR Viewpoint states XXX MF area is in a Hypersupply Cycle w/6.65% Cap Rate for Suburban Class B in the East. The Cycle shows Med/Low Rental Rate Growth, Low Absorption, & increasing vacancy rates.
		Situs Value Reconciliation: Based on the original appraisal, current trends and current value estimates, Situs estimated a value of $1,150,000 ($315.59/sf), rounded.	$1,150,000		$25,000	68.33%	2.2%
8	1601170399	As Is	Appraisal from Origination: $875,000 ($368.58/sf) as of 3/11/2015 with greatest weight given to sales approach. The building was vacant at time of the appraisal; however the appraiser determined market rents would be $4,700/month. 3 rental comparables led to an income approach value of $849,000 via gross rent multiplier (186.20) based on $3,000/month. 5 sales comparables were duplexes and led to a market value of $875,000. The appraiser stated the Subject was in good condition and well maintained. No deferred maintenance items were noted.
A Core Logic AVM valued the Subject at $852,800 at origination.
VCC’s Review Value: Concurred with appraised value. The Subject is in good condition and well maintained. No deferred maintenance items were noted.
Collateral consists of a semi-attached, two unit residence with 2,374 SF. The Property was built in 1905 and contains 11 rooms consisting of 7 BR and 4 BA with no garage on a .0459 acre site. Unit one is 3 bedroom / 2 bath and Unit 2 is a 4 bedroom / 2 bath. Based on information provided, it appears the Subject was recently renovated (renovation date not provided) with all new kitchens, bathrooms, flooring, painting/plastering and windows. The demand for apartments in the Subject neighborhood is reported to be very strong. The Subject is located in the XXX neighborhood in XXX, NY in a residential area surrounded by various style and age SFR’s. The area is supported by schools and shopping areas which appear adequate and within reasonable driving distances.
Rent Roll: No Rent Roll or operating statement provided. The Appraiser forecasted NOI of $45,958 including reserves.
XXX Value: 3/2/2016 $850,000 (last sale price) with rents of $2,900/month.
XXX Value: 3/2/2016 No value at this time.
XXX: 3/2/2016 $943,677 and shows the Property well.
XXX Site: 3/2/2016 $942,000. The average list price for XXX is $641,487.
Novare Report: Shows 6 sales since 12/2015 located .10-.36 miles from Subject sold between $247/sf and $487/sf with 4 sales over $392/sf. The closest sale sold for $409/sf on a bigger lot and built in 1930.
Updated BPO: Not Applicable.
		Situs Value Reconciliation: Based on Appraisal and current value estimates, Situs concurs with the appraised value of $875,000.	$875,000		$0	67.53%	0.0%
11	1601170135	As Is	Appraisal from origination concluded a value of $770,000 ($453.47/sf) as of 12/28/2014 with greatest weight given to sales approach. The building was owner occupied in one unit and tenant in other; however, the appraiser determined market rents would be $2,800/month. Three (3) supported rental comparables led to an income approach value of $770,000 via gross rent multiplier of 275. Five (5) sales comparables were duplexes located within .78 miles and led to a market value of $770,000. The appraiser stated the Subject was in average condition and well maintained. No deferred maintenance items were noted.
A Core Logic AVM valued the Subject at $842,300 3/15/2015 at origination.
VCC’s Review Value: Concurred with appraised value. The Subject is in good overall condition and conforms well to the neighborhood.
Property details: Semi-Attached two unit with 1,698 SF, Built in 1993, 7 rooms consisting of 3 BR and 2 BA with 1 car driveway (no garage) on a .0371 acre site. Unit One is a 2 bedroom/1 bath and Unit 2 is a 1 bedroom /1 bath. The demand for apartments in the Subject neighborhood is reported to be very strong. The Subject is located in the XXX neighborhood in XXX. A residential area surrounded by various style and age SFR’s supported by schools and shopping areas appear adequate within reasonable driving distances.
Rent Roll: No Rent Roll or operating statement provided.
XXX Value: 3/2/2016 $759,797 with rents of $2,750/month. Median area XXX average is $728,200.
XXX Value: 3/2/2016 Estimate not available at this time.
XXX: 3/2/2016 $909,526 but has 2,547 SF for Subject size. The median price for this area is $740,000 and $489/SF.
XXX: 3/2/2016 $770,000. The average price per square foot for homes for sale in XXX is $618.
Novare Report: Shows 6 sales since 1/2016 located .22-.32 miles from Subject sold between $240/sf and $662/sf with 2 sales over $505/sf. The closest sale sold for $505/sf on a slightly smaller lot and built in 1901. The Report states Subject has 2,547 sf which includes the basement.
Updated BPO: Not Applicable.
		Situs Value Reconciliation: Based on the original appraisal, current rent estimates, sales and value estimates, Situs estimates a current value of $460/SF or $780,000 (rounded).	$780,000		$10,000	63.86%	1.3%
12	1601170930	As Is	Appraisal from Origination: As Is value of $583,000 ($471.30/sf) as of 11/5/2014 with most weight given to sales approach. There were 6 sales comparables within the Subject’s condominium development that led to a value of $583,000 similar to the contract purchase price at time of the loan. There were 3 rental comparables also within Subject’s building rents of $3,000/unit to $3,500/unit per month. Subject had no rents and was vacant at appraisal. Income approach value wasn’t developed by appraiser but $3,100 per month rent was determined as market rent. Subject was in average good condition at appraisal.
VCC’s Review Value: VCC did not provide a review value; however, VCC determined at loan approval that the value was $583,000 based on the contract price at time of loan.
Collateral consists of a residential condominium (Unit#XXX) containing 1,237 sf is located within the XXX condominium development, a XXX story, XXX unit high rise condo building just north of XXX Central Business District. The neighborhood is composed of a mix of high rise residential condominium and office/hotel towers. The Subject is close to dining, shopping, employment and other support facilities. The Subject in average to good condition similar to properties in immediate condo development. The Property is one of the prominent structures in the XXX skyline.
Rent Roll: Not provided; however the Subject was noted to be vacant at time of appraisal.
XXX Value: 3/7/2016 at $965,612 for XXXth floor 1,694 sf unit with rents of $5,397/month/unit. No Subject unit value data provided.
XXX Value: 3/7/2016 at $2,460,788 for XXXth floor unit with no rental data. No Subject unit value data provided.
XXX Value: 3/7/2016 no estimate of value with no rental data.
MLS Report: One listing found Unit XXX within the Subject’s development of 1,694 sf listed at $975,000 ($575.56/sf). A closed sale from XX/XX/XX for XXX of 938 sf for $499,000 ($531.98/sf) was provided.
Novare Report: Shows 15 sales since 12/2015 located .00 to .31 miles from Subject sold between $340/sf and $681/sf. There were 6 sales within the Subject’s condo development that ranged from $429/sf to $681/sf averaging $540/sf.
Updated BPO: Not Applicable.
2016 IRR Viewpoint states South Region MF area w/5.66% Cap Rates for Urban Class A in the South. Cap rates predicted to remain stable into 2016.
		Situs Value Reconciliation: Based on Appraisal and current value estimates from above referenced sources, the Situs estimate of value is $667,980 ($540/sf), based on the average Novare sales comp within the Subject’s development of $540/sf.	$667,980		$84,980	56.21%	14.6%
13	1601170373	As Is	Appraisal from Origination: As Is value of $545,500 ($231.14/sf) as of 10/23/2014 with most weight given to sales approach. There were 5 sales comparables within a 1.0 mile radius of Subject led to a value of $454,500. There were 3 rental comparables within a .71 mile range that indicated rents of $2,050/unit to $2,975/unit per month. All comps appeared to be well supported. Subject had no rents and was vacant at appraisal. Income approach value of $356,000 was determined based on $2,000 per month rent times 178.00 GRM. Contract price at time of loan was $343,500. Subject was in average condition at appraisal with signs of mold and water damage in several areas. Rear of Subject showed roof damage on 2nd floor. There was an estimated $15,000 in repairs needed.
VCC’s Review Value: VCC 11/12/2014 concluded to $485,000 value estimate based on revision in sales comps indicating that 2 of the appraisal comps were dated. Additionally, the Subject was in need of repairs which was also a factor in the reduced value estimate.
Collateral consists of a Single Family Residence (SFR), colonial style 3-story home with 2 rental units built in 1904 of 2,360 sf living area with 5 Bedroom/2.1 Bathand a basement situated on a 0.0651 acre site located at XXX, NJ. Subject is close to schools, shopping, employment and other support facilities. The XXX is within 1 mile of the Property. Per the appraisal, the Subject is in average condition similar to properties in immediate neighborhood.
Rent Roll: 10/17/2014 Rent Roll was provided indicating Subject was vacant at time of appraisal.
XXX Value: 3/7/2016 at $530,012 with rents of $3,200/month/unit.
XXX Value: 3/7/2016 no estimate of value with no rental data.
XXX Value: 3/7/2016 no estimate of value with no rental data.
XXX: 3/7/2016 no estimate for Subject with no rental data. XXX for sale at $834,172.
Novare Report: Shows 9 sales since 10/2015 located .03 to .39 miles from Subject sold between $154/sf and $303/sf with 1 sale over $300/sf. The closest sale sold for $303/sf on a smaller lot, smaller SF and built in 1904. Subject last sold for $327,075 in 6/2014.
Updated BPO: Not Applicable.
2016 IRR Viewpoint states East Region MF area w/6.65% Cap Rates for Suburban Class B in the East.
		Situs Value Reconciliation: Taking into consideration the original appraisal and current rent and value estimates from sources, the Situs value estimate is $590,000 ($250/sf), with primary emphasis on the Novare report average of $250/sf.	$590,000		$44,500	53.07%	8.2%
14	1601170426	As Is	Appraisal from Origination: $525,000 ($103.88 sf) as of 3/2/2015 relying on the sales approach. Income approach value of $510,000 via gross rent multiplier of 150 based on $3,400/month; however it was given minimal weight. Seven (7) sales comparables located within 2.43 miles of Subject led to a market value of $525,000. The appraiser stated the Subject was in good condition and well maintained. No deferred maintenance items were noted.
VCC’s Review Value: Concurred with appraised value. No deferred maintenance items were noted.
Collateral consists of a detached SFR with 5,054 SF, built in 1960. The Property contains 11 rooms consisting of 5 Bedrooms and 4 Baths with 3 car garage on a 2.68 acre site. The Subject is nicely equipped for homes in the area. Features include rollup storm shutters, locking window guards, updated kitchen and baths. A second level bonus room is served by a drop stair in the lower garage. Kitchen and bathrooms were remodeled and updated one to five years ago. The overall Property rating is good with no needed repairs. The Property has had above average maintenance and updating over the improvement life. The owner states that the rolled roof is temporary and that a new metal roof is to be installed in the near future. The Subject is located in XXX, FL approximately 22 miles west of XXX. The neighborhood is residential in nature and is comprised of various age and style homes in overall average to good condition as well as vacant and other lands available for development. The neighborhood has good proximity to marine-related recreational and supporting facilities. Major transportation routes are within reasonable and acceptable distances.
Rent Roll: No Rent Roll or operating statement provided.
XXX Value: 3/2/2016 Off market with 2014 tax assessed value of $339,340. Rent estimate of $1,300 per month with Zip Code average price of $214,100 per home.
XXX Value: No information available. XXX.com and XXX.com had a value of $474,000 & $606,200.
XXX: 3/2/2016 $476,780. The median price for this area is $232,899
XXX: 3/2/2016 $661,000. The average list price for ZIP code 34XXX is $250,020.
Novare Report: Shows 7 sales since 9/2015 located .13-.36 miles from Subject sold between $102/sf and $200/sf with 3 sales under $117/sf. The closest sale sold for $123/sf on a significantly smaller lot, 3 BR/2BA and built in 2011.
Updated BPO: 4/25/2015 Clear Capital BPO had a value of $379,000. Stated very few sales have occurred in area. The BPO was given little weight due to utilizing a smaller living area for the Subject. The only comps did not accurately reflect correct living area.
		Situs Value Reconciliation: Based on the original appraisal (3/2/2015) and current value estimates being varied, Situs concludes no material change in value and concurs with the 3/2/2015 appraised value of $525,000 ($104/sf). Note: Appraisal states the Subject is located in flood zone AE which requires insurance.	$525,000		$0	59.68%	0.0%
15	1601170107	As Is	Appraisal from Origination: $420,000 ($105.42/sf) as of 2/25/2015 with greatest weight given to sales approach. Appraiser determined market rents would be $5,000/month based on 3 rental comparables led to an income approach value of $480,000 via gross rent multiplier of 96. 6 sales comparables were located within 2.46 miles and led to a market value of $420,000. The appraiser stated the Subject was in average condition. Minor deferred maintenance items were noted.
VCC’s Review Value: Concurred with appraised value. The Subject is in good overall condition and conforms well to the neighborhood.
Property details: Detached four unit with 3,984 SF, Built in 1990, 18 rooms consisting of 10 BR and 7 BA with 1 car driveway (no garage) on a .3811 acre site. Unit One is a 3 Bedroom/1.5 Bath, Unit Two is a 2 Bedroom/1.5 Bath, Unit Three is a 2 Bedroom/1.5 Bath and Unit Four is a 3 Bedroom/2.5 Bath. The Subject is located in XXX, CA approximately 70 miles north of XXX in XXX. XXX is home to many employees of XXX, as well as to employees of XXX. The Subject neighborhood consists predominantly of average to good quality single family homes demonstrating fair to good maintenance, with various types of income properties scattered throughout (i.e., single family, 2-4 units, apartments), as well as commercial properties and vacant land. The Subject is located close to most services and is within good distance to shopping, schools, and employment centers with no other locational factors or non-conforming land uses present.
Rent Roll: No Rent Roll. Appraisal’s forecasted NOI is $44,783 includes reserves but no management fee.
XXX Value: 3/2/2016 $589,717 with rents of $2,495/month.
XXX Value: 3/2/2016 Estimate not available at this time.
XXX: 3/2/2016 $207,689. The median price for this area is $124,999. There are currently 2,557 similar properties for sale within 10-mile radius, ranging from $59,900 - $499,000.
XXX: 3/2/2016 No value. The average list price for ZIP code 93XXX is $171,752.
Novare Report: Shows 5 sales since 10/2015 located 0.06 to 0.13 miles from Subject sold between $120/sf and $121/sf with 5 sales at $120/sf. The closest sale sold for $120/sf on a similar lot size, 10 Bedroom/10 Baths and built in 1990.
Updated BPO: Not Applicable.
IRR 2016 states XXX MF is in Expansion Cycle with 5.45% Cap Rate for Suburban Class B in the West shows strength for this Property type in the area.
		Situs Value Reconciliation: Based on the forecasted NOI in the original appraisal, Cycle status in IRR 2016 and recent sales, Situs concludes a value estimate of $446,000 ($112/sf).	$446,000		$26,000	65.51%	6.2%
16	1601170428	As Is	Appraisal from Origination: $415,500 ($215.06/sf excluding basement space) as of 3/31/2015 with greatest weight given to sales approach. Appraiser concluded market rent of $4,175/month based on 3 rental comparables which resulted in an income approach value of $438,375 via gross rent multiplier of 105. 5 sales comparables were located within 0.65 miles and led to a market value of $415,500. No deferred maintenance items were noted.
A Core Logic AVM valued the Subject at $416,000 4/3/2015 at origination.
VCC’s Review Value: Concurred with appraised value with a $500 difference is believed to be an oversight.
Collateral consists of a Detached Colonial style home with 3 units & 1,932 SF (excluding basement unit), Built in 1910, the Property has 16 rooms consisting of 5 Bedrooms and 3 Bathrooms with a one-car driveway (no garage) on a 0.11 acre site. Unit One has a total of 5 rooms including 2 bedrooms and 1 bathroom with 1,008 sf. Unit Two has a total of 6 rooms including 2 bedrooms and 1 bathroom with 924 sf. Unit 3 is located in the basement. This is common in the Subject area and will have no adverse effect on marketability. Unit 3 has a total of 5 rooms including 1 bedroom and 1 bathroom. The Subject is physically and functionally adequate as is. No major repairs or modernizations are necessary. The Subject is in average overall condition with semi-modern kitchens and semi-modern ceramic baths. The Subject is located in the XXX neighborhood of XXX, NY approximately 20 miles north of XXX. The area is proximate to employment centers, houses of worship, schools, local shopping, and amenities. Properties in the neighborhood are generally well maintained, established and stable according to the MLS.
Rent Roll: No Rent Roll.
XXX Value: 3/3/2016 $371,291 with rents of $2,250/month. Values have been trending upward the past 30 days.
XXX Value: 3/3/2016 Estimate not available at this time.
XXX: 3/3/2016 $336,965. The median price for this area is $399,000. There are currently 6,841 similar properties for sale within 10-mile radius, ranging from $149,000 - $685,000.
XXX: 3/3/2016 No value. The average list price for XXX is $451,492.
Novare Report: Shows 6 sales since 1/2015 located .23-1.19 miles from Subject sold between $70/sf and $208/sf with 2 sales over $183/sf. The closest sale sold for $208/sf on a significantly smaller lot size, 6BR/3BA and built in 1928.
Updated BPO: Not Applicable.
2016 IRR Viewpoint states XXX MF area is in a Hypersupply Cycle w/6.65% Cap Rate for Suburban Class B in the East. The Cycle shows Med/Low Rental Rate Growth, Low Absorption, & increasing vacancy rates.
		Situs Value Reconciliation: Taking into consideration the Income Approach Value from the 3/31/2015 Appraisal as well as the Cycle indicated in the 2016 IRR Viewpoint report, Situs concludes a current value estimate of $400,000 ($207/sf).	$400,000	-$	15,500	72.24%	-3.7%
17	1601171054	As Is	Appraisal from Origination: $410,000 ($142.56/sf) as of 6/17/2015. The Report in file is the update from the 1/14/2015 original report. The Original report was unavailable and the update did not contain all Property and valuation information. 3 sales comparables were located within 1 mile and led to a market value of $410,000. No Income Approach information was available. The appraiser stated the Subject was in good overall condition.
A Core Logic AVM valued the Subject at $380,700 1/21/2015 at origination.
VCC’s Review Value: Concurred with appraised value and purchase price of $410,000. The Subject is in good overall condition and conforms well to the neighborhood.
Collateral consists of a detached, two unit residence with 2,876 SF built in 1937. The Subject contains 10 rooms consisting of 4 Bedrooms and 2 Baths with a 3 car garage on a .1548 acre site. Both units are 2 Bedrooms/1 Bath with 1,438 SF. The Subject is located in XXX, CA. The Subject neighborhood consists predominantly of average to good quality single family homes demonstrating fair to good maintenance. Subject is located close to shopping, schools, and employment centers.
Rent Roll: Dated 1/7/2015 states 100% occupied.
XXX: 3/3/2016 $450,123 with rents of $1,895/month. Values have been trending upward the past 30 days.
XXX: 3/3/2016 $439,231.
XXX: 3/3/2016 $476,772. The median price for this area is $699,000. There are currently 5,868 similar properties for sale within 10-mile radius, ranging from $225,000 - $547,500.
XXX: 3/3/2016 $447,700. XXX.com valued the house at $443,000.
XXX: 3/3/2016 No value.
Novare Report: Shows 6 sales since 8/2015 located 0.13 to 0.40 miles from the Subject sold between $133/sf and $519/sf with 5 sales over $170/sf. The closest sale sold for $218/sf on a similar lot size, 3BR/3BA and built in 1939.
Updated BPO: Not Applicable.
IRR 2016 Viewpoint Report states XXX MF is in Expansion Cycle with 5.45% Cap Rate for Suburban Class B in the West shows strength for this Property type in the area.
		Situs Value Reconciliation: Based on the original appraisal, current cycle and upward trending values, Situs estimates a value of $430,000 ($150/sf).	$430,000		$20,000	66.47%	4.9%
18	1601170432	As Is	Appraisal from Origination: $420,000 ($182.21 sf) as of 3/31/2015 with greatest weight given to sales approach. Income approach value of $427,500 via gross rent multiplier of 171 based on $2,500/month; however given minimal weight. Six (6) sales comparables located within 4.50 miles of Subject led to a market value of $420,000 based on adjusted sales prices ranging from $407,000 to $439,000. The appraiser stated the Subject was in good condition and well maintained. No deferred maintenance items were noted.
A Core Logic AVM valued the Subject at $443,400 4/7/2015 at origination.
VCC’s Review Value: Concurred with appraised value. The Property is considered to be in “C3” condition with no major repairs or remodeling needed at time of inspection.
Collateral consists of a detached Cape Style SFR with 2,305 SF, built in 1920. The Property contains 8 rooms consisting of 3 Bedrooms / 2 Baths with a horse stable and a 2 car driveway on a 2.50 acre site. Property also has a 900 SF basement. The Subject is nicely equipped for homes in the area with an in-ground pool and barn. No updates in the prior 15 years but no major repairs or remodeling were needed at time of Appraisal. The overall Property rating is good with no needed repairs. The Subject is located in XXX, NY about 50 miles east of XXX. The neighborhood is residential in nature and has good proximity to all supporting amenities. The area appears to be stable.
Rent Roll: No Rent Roll or operating statement provided.
XXX Value: 3/3/2016 $379,268. Rent estimate of $3,000 per month. Values have been trending slightly downward the past 30 days.
XXX Value: 3/3/2016 $485,548 which is based on 6 sales over the past year.
XXX: 3/3/2016 $331,378. There are currently 3,287 similar properties for sale within 10-mile radius, ranging from $177,000 - $829,000. The median price for this area is $251,900.
XXX: 3/3/2016 $370,000. The average list price for ZIP code 11XXX is $274,050.
Novare Report: Shows 8 sales since 11/2015 located 0.10 to 0.72 miles from the Subject sold between $94/sf and $226/sf with 5 sales over $168/sf. The closest sale sold for $94/sf on a significantly smaller lot size, with 4 Bedrooms/2 Baths, built in 1975.
Updated BPO: Not Applicable.
		Situs Value Reconciliation: Based on the original appraisal and current value estimates being varied, the Situs concurs with the 3/31/2015 appraised value of $420,000 ($182.21/sf). The Subject has a larger site, pool and barn, which would justify a premium over stated values.	$420,000		$0	59.78%	0.0%
19	1601170109	As Is	Appraisal from Origination: $415,000 ($309 sf) as of 2/12/2015 with greatest weight given to sales approach. No Income approach was used. 5 sales comparables located within .13 miles of Subject led to a market value of $415,000 based on an adjusted sales price between $410,000 and $424,500. The appraiser stated the Subject was in good condition and well maintained. No deferred maintenance items were noted.
VCC’s Review Value: Concurred with appraised value. The Property is considered to be in “C4” condition with no major repairs or remodeling needed at time of inspection.
Collateral consists of a 2-story attached Townhouse/PUD dwelling with 1,343 SF, built in 1981. The Subject contains 5 rooms consisting of 3 Bedrooms/2 Baths with a 2 car garage on a 707 SF lot. No updates in the prior 15 years; however according to the appraisal, no major repairs or remodeling were needed at that time. The Subject features laminate, carpet & tile flooring, skylite, recessed lights, wet bar, and fireplace in the living room. The kitchen features tile flooring, tile counters, and built-in appliances. The full bathrooms are appointed with vinyl flooring, tile wainscot, and fiberglass counters. The Subject is rated in average overall condition. The Subject is located in XXX, CA about 30 miles west of XXX and reportedly has views of the hills and mountains. The neighborhood is residential in nature and has good proximity to all supporting amenities.
Rent Roll: No Rent Roll or operating statement provided.
XXX Value: 3/3/2016 $391,665. Rent estimate of $2,600 per month. Values have been trending upward 1.4% the past 30 days.
XXX Value: 3/3/2016 $447,727 which is based on 6 sales over the past year.
XXX: 3/3/2016 $455,644. There are currently 2,544 similar properties for sale within 10-mile radius, ranging from $275,000 - $2,999,000. The median price for this area is $900,000.
XXX: 3/3/2016 $415,000. The average list price for ZIP code 91XXX is $3,438,786.
XXX: 3/3/2016 $440,300.
Novare Report: Shows 6 sales since 12/2015 located 0.02 to 0.11 miles from the Subject sold between $237/sf and $303/sf with 4 sales over $266/sf. The closest sale sold for $237/sf on a similar lot size with 2 Bedrooms/3 Baths, built in 1980.
Updated BPO: Not Applicable.
		Situs Value Reconciliation: Based on the original appraisal and current value estimates being varied , Situs concurs with the 2/12/2015 appraised value of $415,000 ($309/sf).	$415,000		$0	60.08%	0.0%

COMMERCIAL LOAN SELECTION:

Situs selected a total of 16 commercial loans. Selection process is as follows:

1. Total number of loans with seasoning of 18 months or higher was 16 loans. The 30% selection (5 loans) was based on the largest loans per the property type.

2. Total number of loans with seasoning of 12- 17 months was 36 loans. The 30% selection (11 loans) was based on the largest loan for every property type available.

NOTE: On March 9, 2016, Situs was instructed to add loan # 2045005630 to the review. This loan was a Commercial loan seasoned 18 months or greater. As a result, the total number of Commercial loans reviewed is 17 loans.

INVESTOR 1-4 LOAN SELECTION:

Situs selected a total of 19 Investor 1-4 loans. Selection process is as follows:

1. Total number of Investor 1-4 loans with seasoning of 18 months or higher was 12 loans. The 30% selection (4 loans) was based on the 2 largest loan amounts and 2 median loan amounts.

2. Total number of Investor 1-4 loans with seasoning between 12-17 months was 47 loans. The 30% selection (15 loans) was based on the following:

a) Selected 6 of the largest 8 loan amounts*

b) Selected the 9 median loan amounts

*	Of the top 6 Investor 1-4 Loans with seasoning between 12-17 months, 3 of the loans were adjacent properties / buildings in New York. Selection includes only the largest loan of the 3 properties/buildings. The remaining two loans were replaced with the 7th and 8th largest loans.

NOTE: On April 1, 2016, Situs was instructed to remove 3 loans (#4145000034, #3145002827, and #2045011321) as they were dropped from the March tape. These 3 loans were all Investor 1-4 with seasoning of less than 18 months. As a result, the revised total number of Investor 1-4 loans reviewed is 16 loans.